UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

Janus Investment Fund

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices)

303-333-3863

(Registrant’s Telephone No., including Area Code)

Stephanie Grauerholz — 151 Detroit Street, Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

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For shareholders of Janus Investment Fund (the “Trust”)

May 5, 2016

Dear Shareholder:

As a shareholder of one or more Janus mutual funds, the Board of Trustees for your Fund is requesting that you vote on a proposal to elect eight Trustees to serve on the Board of Trustees of your Fund. The proposal will be presented to shareholders at a joint Special Meeting of Shareholders to be held on June 14, 2016. The proposal is briefly summarized below and in the Synopsis section that precedes the enclosed joint proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the proposal, which you should read carefully. The Board of Trustees recommends that you vote to approve the proposal as presented.

The proposal for your consideration applies to all Janus funds, and asks that shareholders elect eight Trustees to serve on the Board of Trustees. Six of the individuals you are being asked to consider for election currently serve on the Funds’ Board of Trustees and the remaining two nominees would become new Trustees upon election. Each nominee is considered “independent,” meaning that the nominee is not affiliated with the Funds’ adviser or its related entities, and if elected would serve as an “Independent Trustee.”

The Independent Trustees of the Funds believe that the proposal is in the best interest of each Fund and its shareholders and have recommended that shareholders vote “FOR” the proposal.

You can vote in one of four ways:

•	By mail with the enclosed proxy card(s);

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions; or

•	In person at the Special Meeting of Shareholders on June 14, 2016.

Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call the proxy solicitor, Computershare Fund Services, at 1-866-492-0863.

Thank you for your consideration of the proposal. We value you as a shareholder and look forward to our continued relationship.

Sincerely,

/s/  William F. McCalpin

William F. McCalpin

Chairman of the Board of

Janus Investment Fund

JANUS INVESTMENT FUND

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Janus Investment Fund (the “Trust,” each separate series thereof, a “Fund”), has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on June 14, 2016 at 9:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders of each Fund will be asked to vote on the proposal set forth below and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.    To elect eight Trustees, each of whom is considered “independent.”

Shareholders of record of each Fund, as of the close of business on April 5, 2016, will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the proposal.

If you do not expect to attend the Meeting please complete, sign, and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States, or take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s). Prompt return of the enclosed proxy card(s) (or voting by Internet or telephone) will help your Fund to avoid the expenses of additional solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

/s/  Bruce L. Koepfgen

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Investment Fund

May 5, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2016:

The enclosed Proxy Statement is available free of charge at janus.com/fundupdate.

The Funds’ most recent annual report and any more recent semiannual report are available free of charge at janus.com/info

(or janus.com/reports if you hold shares directly with Janus Capital).

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TABLE OF CONTENTS

SYNOPSIS	1
JOINT PROXY STATEMENT	3
Proposal 1 – Election of Trustees	4
Introduction	4
General Information Regarding the Board of Trustees	8
Committees of the Board of Trustees	10
Process for Identifying and Evaluating Trustee Nominees and Nominee Qualifications	11
Board Oversight of Risk Management	13
Trustee Share Ownership	14
Compensation of Trustees	16
Officers of the Trust	17
MANAGEMENT AND OTHER SERVICE PROVIDERS	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
ADDITIONAL INFORMATION ABOUT THE MEETING	20
Quorum and Voting	20
Fund Share Ownership	20
Solicitation of Proxies	21
Shareholder Proposals for Subsequent Meetings	22
Shareholder Communications	23
Reports to Shareholders and Financial Statements	23
Other Matters to Come Before the Meeting	24
APPENDICES
Appendix A – Nominating and Governance Committee Charter	A-1
Appendix B – Principal Officers of the Trust and Their Principal Occupations	B-1
Appendix C – Number of Outstanding Shares	C-1
Appendix D – 5% Beneficial Owners of Outstanding Shares	D-1

i

SYNOPSIS

The following synopsis is intended to provide an overview of the information provided in the joint proxy statement (the “Proxy Statement”) and to summarize the proposal to be considered at the joint Special Meeting of Shareholders, or at any adjournment or postponement thereof (the “Meeting”).

What is the purpose of this proxy solicitation?

The purpose of this proxy solicitation is to ask shareholders of each Fund to vote on the election of eight members of the Board of Trustees of the Funds (the “Board”).

Who are the nominees to be elected Trustees?

You are being asked to elect eight Trustees to serve on the Board: Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart, and Linda S. Wolf. All nominees, other than Raudline Etienne and Gary A. Poliner, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. Ms. Etienne and Mr. Poliner were unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating and Governance Committee. Each of the current Trustees and Ms. Etienne and Mr. Poliner are considered “independent,” meaning that the Trustees and nominees are not affiliated with Janus Capital Management LLC (“Janus Capital”), the Funds’ adviser, or its related entities (an “Independent Trustee”).

Why am I being asked to elect Trustees?

The Funds are not required to hold annual meetings or to elect Trustees annually. Since the last Trustee election in 2010, the Board has sought to maintain its size at eight members, with each serving as an Independent Trustee. Currently, the Board only has six members, all of whom are Independent Trustees. While the Board ordinarily can fill vacancies without a shareholder vote, under applicable laws new Trustees may not be appointed if after such appointment two-thirds of the Trustees would not have been elected by shareholders, which would be the case if Ms. Etienne and Mr. Poliner were appointed to the Board. Accordingly, you are being asked to elect Ms. Etienne and Mr. Poliner and each currently serving Trustee as Independent Trustees (1) to return the Board to its normal size and (2) to provide the Board with flexibility going forward to replace Trustees as needed without the time and expense of unnecessary proxy solicitations.

Information about the Trustee nominees, including age, principal occupations during the past five years, and other information, such as the nominees’ experience, qualifications, attributes, or skills, is set forth in the Proxy Statement.

Additional Information

What is the recommendation of the Board of Trustees?

The Board of Trustees recommends that you vote “FOR” the proposal.

Who is eligible to vote?

Shareholders who owned shares of a Fund at the close of business on April 5, 2016 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their respective Fund.

How do I vote my shares?

You can vote in any one of four ways:

•	By mail, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;
•	By Internet, by going to the website listed on your proxy card;
•	By telephone, using the toll-free number listed on your proxy card; or
•	In person, by attending the Meeting on June 14, 2016 (or any adjournment or postponement thereof).

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the proposal by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes. Submitting your vote promptly will help to save costs associated with additional solicitations.

If I send my vote in now as requested, can I change it later?

Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposal.

What is the required vote to approve the proposal?

Election of the Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.

Quorum for consideration of the proposal at the Meeting is thirty percent of the shares entitled to vote of all Funds.

Who should I call for additional information about this Proxy Statement?

Please call Computershare, the proxy solicitor engaged by Janus Capital, at 1-866-492-0863.

May 5, 2016

JANUS INVESTMENT FUND

Janus Adaptive Global Allocation Fund

Janus Asia Equity Fund

Janus Balanced Fund

Janus Contrarian Fund

Janus Diversified Alternatives Fund

Janus Emerging Markets Fund

Janus Enterprise Fund

Janus Flexible Bond Fund

Janus Forty Fund

Janus Fund

Janus Global Allocation Fund – Conservative

Janus Global Allocation Fund – Growth

Janus Global Allocation Fund – Moderate

Janus Global Bond Fund

Janus Global Life Sciences Fund

Janus Global Real Estate Fund

Janus Global Research Fund

Janus Global Select Fund

Janus Global Technology Fund

Janus Global Unconstrained Bond Fund

Janus Government Money Market Fund

Janus Growth and Income Fund

Janus High-Yield Fund

Janus International Equity Fund

Janus Money Market Fund

Janus Multi-Sector Income Fund

Janus Overseas Fund

Janus Real Return Fund

Janus Research Fund

Janus Short-Term Bond Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

INTECH Emerging Markets Managed

Volatility Fund

INTECH Global Income Managed

Volatility Fund

INTECH International Managed

Volatility Fund

INTECH U.S. Core Fund

INTECH U.S. Managed Volatility Fund

Perkins Global Value Fund

Perkins International Value Fund

Perkins Large Cap Value Fund

Perkins Mid Cap Value Fund

Perkins Select Value Fund

Perkins Small Cap Value Fund

Perkins Value Plus Income Fund

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (“Proxy Statement”) for the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of Janus Investment Fund (the “Trust”). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposal that has already been approved by the Board:

Proposal 1.    For the Trust, to elect eight Trustees, each of whom is considered “independent.”

The joint Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on June 14, 2016 at 9:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the “Meeting”). Any shareholder of record who owned shares of a Fund as of the close of business on April 5, 2016 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting.

At the Meeting, you will be asked to vote on the proposal applicable to the Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Computershare Fund Services (“Computershare”), at 1-866-492-0863. This Proxy Statement, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders on or about May 5, 2016.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with Janus Capital Management LLC (“Janus Capital”)), via the Internet at janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

PROPOSAL 1

ELECTION OF TRUSTEES

(All Janus funds)

Introduction

At the Meeting, shareholders of all Funds will be asked to elect eight individuals to constitute the Trust’s Board of Trustees. All nominees, other than Raudline Etienne and Gary A. Poliner, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. Ms. Etienne and Mr. Poliner were unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating and Governance Committee.

The Funds are not required to hold annual meetings or to elect Trustees annually. Since the last Trustee election in 2010, the Board has sought to maintain its size at eight members, with each serving as a Trustee who is not an “interested” person (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Janus Capital, the Funds’ investment adviser, (an “Independent Trustee”). Currently, the Board only has six members, all of whom are Independent Trustees. While the Board ordinarily can fill vacancies without a shareholder vote, under applicable laws new Trustees may not be appointed if after such appointment two-thirds of the Trustees would not have been elected by shareholders, which would be the case if Ms. Etienne and Mr. Poliner were appointed to the Board. Accordingly, you are being asked to elect Ms. Etienne and Mr. Poliner and each currently serving Trustees as Independent Trustees (1) to return the Board to its normal size and (2) to provide the Board with flexibility going forward to replace Trustees as needed without the time and expense of unnecessary proxy solicitations.

The eight nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as Trustees of the Trust. These eight nominees were selected after careful consideration by the Trust’s Nominating and Governance Committee, a committee consisting entirely of Independent Trustees, and the nominations were approved by all of the current Independent Trustees. Six of the eight nominees currently serve as Trustees of the Trust. Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld.

If elected, each Trustee will serve as a Trustee until the next meeting of the shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (required at end of calendar year in which the Trustee turns age 75), or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If any or all of the nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents. Also, if at any time less than a majority of the Trustees holding office have been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

The nominees for Trustees and their backgrounds are shown on the following pages. This information includes each nominee’s name, age, principal occupation(s) and other information about the nominee’s professional background, including other directorships the nominee holds or held, during the past five years. The address of each nominee is 151 Detroit Street, Denver, Colorado 80206. Each nominee, other than Raudline Etienne and Gary A. Poliner, is currently a trustee of Janus Aspen Series (“JAS”), another registered investment company advised by Janus Capital (JAS and the Trust, are collectively referred to herein as the “Janus Funds”). Collectively, the Janus Funds consist of 58 series as of March 31, 2016.

Each Trustee or nominee is not an “interested” person of the Trust, as that term is defined in the 1940 Act.

Name, Age, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
Alan A. Brown DOB: 1962 Trustee	1/13-Present	58	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management). Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
William D. Cvengros DOB: 1948 Trustee	1/11-Present	58	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994). Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Name, Age, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
Raudline Etienne DOB: 1965 Nominee	N/A	58	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011). Director of Brightwood Capital Advisors, LLC (since 2014).
William F. McCalpin DOB: 1957 Chairman Trustee	1/08-Present 6/02-Present	58	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006). Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grant making foundation).
Gary A. Poliner DOB: 1953 Nominee	N/A	58	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company. Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Name, Age, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Nominee	Principal Occupation(s) and Other Directorships Held by Nominee During Past Five Years
James T. Rothe DOB: 1943 Trustee	1/97-Present	58	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ. Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart DOB: 1944 Trustee	6/84-Present	58	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).
Linda S. Wolf DOB: 1947 Trustee	11/05-Present	58	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005). Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

General Information Regarding the Board of Trustees

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Funds on behalf of Fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Funds’ service providers, including the investment management agreements with Janus Capital and the Funds’ subadvisers. The Trustees are also responsible for determining or changing the Funds’ investment objectives, policies, and available investment techniques, as well as for overseeing the Funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly with and without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each Fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Funds overseen and the various investment objectives of those Funds; (2) the manner in which the Funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Fund’s portfolio and the distribution of Fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Funds in the complex.

There were six regular meetings and four special meetings of the Trustees held during the previous 12 months ended December 31, 2015. Each Trustee attended all of these meetings with few exceptions during that 12-month period. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

The Board of Trustees proposed for election at the Meeting will be comprised of eight trustees. The Securities and Exchange Commission (“SEC”) has adopted rules that require at least 75% of the board members of a fund to be “independent” in order for the fund to take advantage of certain exemptive rules under the 1940 Act. If the slate of nominees is approved by shareholders, 100% of the Board of Trustees will continue to be “independent.”

Committees of the Board of Trustees

The Board of Trustees has six standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of counsel to the Independent Trustees and the Trust, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust’s Nominating and Governance Committee.

Audit Committee.    The Audit Committee reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the recommendation of the appointment and compensation of the Trust’s independent auditor, which performs the audits of the Funds’ financial statements, oversight of the independent auditor, and pre-approval of all audit and non-audit services. The Committee receives annual representations from the Trust’s independent auditor as to its independence. Currently, the members of the Audit Committee are: William D. Cvengros (Chairman) and William D. Stewart. The Committee held six meetings during the 12 months ended December 31, 2015.

Brokerage Committee.    The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of Fund portfolio transactions, including policies regarding the allocation of brokerage commissions, directed brokerage, “step-out” arrangements and client commission arrangements. Currently, the members of the Brokerage Committee are: Alan A. Brown (Chairman), James T. Rothe, and William D. Stewart. The Committee held four meetings during the 12 months ended December 31, 2015.

Investment Oversight Committee.    The Investment Oversight Committee oversees the investment activities of the Funds. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to a Fund to review the investment performance and strategies of the Funds in light of their stated investment objectives and policies. The Committee reviews various matters related to the operations of the Trust’s money market funds, including compliance with the Trust’s Money Market Fund Procedures and Rule 2a-7 under the 1940 Act. Currently, the members of the Investment Oversight Committee are: William F. McCalpin (Chairman), Alan A. Brown, William D. Cvengros, James T. Rothe, William D. Stewart, and Linda S. Wolf. Mr. Cvengros serves as the Lead Trustee for money market matters. The Committee held five meetings during the 12 months ended December 31, 2015.

Legal and Regulatory Committee.    The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees, among other matters, the implementation and administration of the Trust’s Proxy Voting Guidelines. Currently, the members of the Legal and Regulatory Committee are: Linda S. Wolf (Chairman), Alan A. Brown, and William F. McCalpin. The Committee held eight meetings during the 12 months ended December 31, 2015.

Nominating and Governance Committee.    The Nominating and Governance Committee identifies and recommends individuals for Trustee membership, consults with Fund management and the Board Chairman in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. In addition, the Nominating and Governance Committee leads the Trustees’ annual self-assessment process. Currently, the members of the Nominating and Governance Committee are: James T. Rothe (Chairman), William F. McCalpin, and Linda S. Wolf. The Committee held eight meetings during the 12 months ended December 31, 2015.

Pricing Committee.    The Pricing Committee determines the fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also reviews other matters related to pricing the Funds’ securities. Currently, the members of the Pricing Committee are: William D. Stewart (Chairman), James T. Rothe, and Linda S. Wolf. The Committee held five meetings during the 12 months ended December 31, 2015.

Process for Identifying and Evaluating Trustee Nominees and Nominee Qualifications

The Nominating and Governance Committee of the Board is responsible for identifying and nominating candidates for appointment as Trustees. As stated in the Committee’s charter, (1) the principal criterion for selection of candidates for the Board is the candidate’s ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Trustee, and (2) the Trustees should, collectively, represent a broad cross section of backgrounds, functional disciplines, and experience. In considering a potential candidate’s qualifications to serve as a Trustee, the Committee may also take into account a variety of other diverse criteria, including, but not limited to (i) knowledge of the investment company industry; (ii) relevant experience; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) financial, technical or other expertise; (vi) time commitment to the performance of duties of a Trustee; (vii) stature commensurate with the responsibility of representing Fund shareholders; and (viii) if a candidate is nominated for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

Consistent with the Trust’s organizational documents and procedures adopted by the Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust’s Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Appendix A.

The Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms, which the Committee utilized to assist its efforts to identify and evaluate potential nominees during its most recent search. The Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a Fund shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate.

After completion of its process to identify and evaluate Trustee nominees, and after giving due consideration to all factors it deemed appropriate, the Committee approved for nomination, and recommended that the Trustees approve for nomination, the eight nominees identified below. The Committee believes that if elected, each of the nominees qualifies to serve as an Independent Trustee. Each nominee’s background is detailed above. The Committee and the Trustees considered the totality of the information available to them, and took into account the specific experience, qualifications, attributes or skills discussed below to conclude that each nominee should serve as a Trustee, in light of the Trust’s business and structure. In reaching these conclusions, the Committee and the Trustees, in the exercise of their reasonable business judgment, evaluated each nominee based on the criteria described above, and reviewed the specific experience, qualifications, attributes or skills that each nominee presented, none of which by itself was considered dispositive.

Alan A. Brown:    Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.

William D. Cvengros:    Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

Raudline Etienne:    Service as Deputy Controller and Chief Investment Officer of a large public pension fund and Senior Vice President and Senior Adviser to a global strategy firm.

William F. McCalpin:    Service as Chief Executive Officer of an impact investment firm, Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

Gary A. Poliner:    Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, and service as director and Chairman and Director of unaffiliated fund complexes.

James T. Rothe:    Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart:    Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.

Linda S. Wolf:    Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, as part of its overall oversight responsibilities for the Funds’ operations, oversees Janus Capital’s risk management efforts with respect to the Funds. In the exercise of its reasonable business judgment, the Board also separately considers potential risks that may impact the Funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of portfolio construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with the Funds’ portfolio transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

The Board has appointed a Chief Compliance Officer for the Funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Funds and/or Janus Capital’s services to the Funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Funds’ compliance policies and procedures that could expose the Funds to additional risk or adversely impact the ability of Janus Capital to provide services to the Funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Funds’ risk management process.

Trustee Share Ownership

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

As of December 31, 2015, the Trustees and nominees owned securities of the Funds in the dollar range shown in the following table. The last column of the table reflects each Trustee’s and nominee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (58 funds as of December 31, 2015).

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds
Independent Trustees
William F. McCalpin	Janus Asia Equity Fund Janus Balanced Fund Janus Enterprise Fund Janus Global Allocation Fund – Growth Janus Global Life Sciences Fund Janus Global Real Estate Fund Janus Global Research Fund Janus Global Technology Fund Janus International Equity Fund Janus Money Market Fund Janus Overseas Fund Janus Short-Term Bond Fund Perkins Value Plus Income Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $50,001-$100,000 $1-$10,000 $10,001-$50,000 Over $100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000	(1)
Alan A. Brown	Janus Overseas Fund Janus Triton Fund	$10,001-$50,000 $50,001-$100,000	Over $100,000
William D. Cvengros	Janus Enterprise Fund Janus Global Allocation Fund – Growth Janus Global Life Sciences Fund Janus Global Real Estate Fund Janus Research Fund Janus Triton Fund Janus Venture Fund	Over $100,000 $10,001-$50,000 Over $100,000 Over $100,000 $1-$10,000 Over $100,000 Over $100,000	Over $100,000
James T. Rothe	Janus Balanced Fund Janus Enterprise Fund Janus Flexible Bond Fund Janus Global Allocation Fund – Conservative Janus Global Life Sciences Fund Janus Global Research Fund Janus Money Market Fund Janus Research Fund Janus Triton Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $50,001-$100,000 Over $100,000 Over $100,000 $50,001-$100,000 $10,001-$50,000	Over $100,000	(1)
William D. Stewart	INTECH U.S. Core Fund Janus Contrarian Fund Janus Flexible Bond Fund Janus Global Life Sciences Fund Janus Global Research Fund Janus Growth and Income Fund Janus Money Market Fund Janus Triton Fund	$10,001-$50,000 Over $100,000 $1-$10,000 Over $100,000 $1-$10,000 $50,001-$100,000 Over $100,000 $50,001-$100,000	Over $100,000
Linda S. Wolf	Janus Contrarian Fund Janus Flexible Bond Fund Janus Global Life Sciences Fund Janus Global Research Fund Janus Triton Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000	(1)

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds
Trustee Nominees
Raudline Etienne	Janus Global Allocation Fund – Moderate Janus Global Real Estate Fund Janus Research Fund	$10,001-$50,000 $1-$10,000 $1-$10,000	$10,001-$50,000
Gary A. Poliner	None		None

(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.

Compensation of Trustees

The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds and those amounts are included below. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee not considered an “independent” Trustee, for their services as Trustees or officers. All of the Trustees or nominees are “independent;” therefore, none of the Trustees are paid by Janus Capital. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The Trust’s Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of the Trustees’ responsibilities as well as in relation to fees paid to trustees of other similarly situated mutual fund complexes.

The following table shows the aggregate compensation paid to each current Independent Trustee by the Trust for the fiscal years ended June 30, 2015 and September 30, 2015, as well as the total compensation paid by all of the Janus Funds during the calendar year 2015. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. The Trustees have established a deferred compensation plan under which a Trustee may elect to defer receipt of all, or a portion, of the compensation earned for services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

Name of Person, Position	Aggregate Compensation From the Trust(1)	Total Compensation from the Janus Funds for calendar year ended December 31, 2015(2)(3)
Independent Trustees
William F. McCalpin, Chairman and Trustee(4)(5)	$373,339	$382,000
Alan A. Brown, Trustee(5)	$263,913	$269,000
William D. Cvengros, Trustee(5)	$267,139	$272,000
James T. Rothe, Trustee(5)	$267,803	$279,000
William D. Stewart, Trustee(5)	$259,017	$267,000
Linda S. Wolf, Trustee(5)	$272,798	$282,000
Trustee Nominees
Raudline Etienne*	N/A	N/A
Gary A. Poliner†	N/A	N/A

*	Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. During the calendar year ended December 31, 2015, Ms. Etienne received total compensation of $264,000 from the Janus Funds for serving as an independent consultant to the Trustees.
†	Gary A. Poliner was appointed consultant to the Trustees effective January 1, 2016 and did not receive compensation from the Janus Funds during the calendar year ended December 31, 2015.
(1)	Includes compensation for service on behalf of 47 Funds.
(2)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 58 portfolios.
(3)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $38,200 and James T. Rothe $279,000.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(5)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

Officers of the Trust

The officers of the Trust and their principal occupations are set forth in Appendix B to this Proxy Statement.

The Independent Trustees of the Trust unanimously recommend that you vote “FOR” each nominee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Investment Adviser and Administrator.    Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as the investment adviser and administrator to the Funds.

Distributor.    Janus Distributors, a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Funds.

Transfer Agent.    Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as the transfer agent to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the Audit Committee’s recommendation, the Board of Trustees, all of whom are Independent Trustees, selected PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm during the Trust’s current fiscal years. In accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), PwC has confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PwC will be available at the Meeting to answer appropriate questions concerning the Trust’s financial statements and will have an opportunity to make a statement if they so choose.

The Funds have differing fiscal year ends (June 30 and September 30). The figures below are the aggregate fees billed in each of the last two years for Funds with both June 30 and September 30 fiscal year ends.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the audit of the Funds’ annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ending in 2015 and 2014 were $2,571,376 and $1,706,787, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above for the fiscal years ending in 2015 and 2014 were $56,396 and $87,882, respectively.

The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders.

Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning for the fiscal years ending in 2015 and 2014 were $746,667 and $529,584, respectively.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the fiscal years ending in 2015 and 2014 were $261,047 and $0, respectively.

The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders, an annual study and evaluation of internal accounting controls, training, registration statement review, and Qualified Foreign Individual Investor (“QFII”) services.

Pre-Approval of Certain Services

The Trust’s Audit Committee Charter requires the Audit Committee to pre-approve any engagement of PwC (i) to provide audit or non-audit services to the Trust or (ii) to provide non-audit services to Janus Capital or entities controlling, controlled by, or under common control with Janus Capital that provide ongoing services to the Funds (collectively, “Fund Service Providers”), if the engagement relates directly to the operations and financial reporting of the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “Pre-Approval Exception”). The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an Independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

None of the services rendered by PwC to the Funds or to Janus Capital (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any Fund Service Providers for the fiscal years ending in 2015 and 2014 were pre-approved by the Audit Committee pursuant to the Pre-Approval Exception.

Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to the Trust, and rendered to Janus Capital (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Providers for the fiscal years ending in 2015 and 2014 were $685,341 and $472,648, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Janus Capital (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

Thirty percent of the shares entitled to vote of all Funds shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to the proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to the proposal will require the affirmative vote of the holders of a majority of the shares of the Funds, present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote the proxies for the Funds (excluding broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interest of shareholders of the Funds.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on the proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but will have no other effect on the proposal, for which the required vote is a plurality (the greatest number) of votes cast.

Proposal 1:    Election of Trustees

Shareholders of the Funds will vote together. The presence in person or by proxy of the holders of record of thirty percent of the aggregate total shares entitled to vote of all Funds constitutes a quorum at the Meeting with respect to this Proposal.

Fund Share Ownership

The number of outstanding shares of each class of each Fund, as applicable, as of the close of business on the Record Date, is included in Appendix C to this Proxy Statement.

Beneficial owners of 5% or more of the outstanding shares of each class of each Fund are provided in Appendix D to this Proxy Statement. To the best knowledge of the Trust, no person or entity beneficially owned more than 5% of the outstanding shares of any class of a Fund except as stated in Appendix D.

Solicitation of Proxies

The cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be paid by the Funds.

In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, or by any other means available.

Janus Capital has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds. The aggregate costs for engaging Computershare are estimated to be approximately $1.2 million. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Funds for their expenses.

As the date of the Meeting approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for certain identifying information from each shareholder. Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder’s instructions on the proposal(s). Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read the recommendation set forth in this Proxy Statement. The representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-866-492-0863 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting.    Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.    Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Computershare at 1-866-492-0863. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.    Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted “FOR” the proposal(s), as described in this Proxy Statement.

Shares Held by Accounts of Insurance Companies.    Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

Shareholder Proposals for Subsequent Meetings

The Funds are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with Janus Capital), via the Internet at janus.com/info (or janus.com/reports if you hold shares directly with

Janus Capital), or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of each report or this Proxy Statement to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds’ transfer agent, Janus Services, at 1-800-525-3713 or notify the Funds’ transfer agent in writing at P.O. Box 55932, Boston, Massachusetts 02205-5932.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matter described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

Please complete, sign, and return the enclosed proxy card(s) or vote by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Trustees,

/s/  Bruce L. Koepfgen

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Investment Fund

LIST OF APPENDICES

APPENDIX A:	Nominating and Governance Committee Charter
APPENDIX B:	Principal Officers of the Trust and Their Principal Occupations
APPENDIX C:	Number of Outstanding Shares
APPENDIX D:	5% Beneficial Owners of Outstanding Shares

APPENDIX A

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

JANUS ASPEN SERIES

JANUS INVESTMENT FUND

(Adopted December 5, 2000; Revised December 10, 2001; December 10, 2002;

September 16, 2003; March 16, 2004; June 15, 2004; June 14, 2005; June 14, 2006;

June 20, 2008; July 6, 2009; June 24, 2010; June 23, 2011; June 21, 2012)

I.     PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees (“Board” or “Trustees”) of each of Janus Aspen Series and Janus Investment Fund (each a “Trust” and, together, the “Trusts” and each series thereof, a “Fund”). Its primary functions are to:

•	identify and recommend individuals for Trustee membership,
•	consult with management and the Chair of the Trustees in planning Trustee meetings, and
•	oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the “Procedures and Guidelines”) adopted by the Trusts as in effect from time to time.

II.   COMPOSITION

The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not “interested persons” of the Trusts, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and who meet the standards for independence set forth in the Procedures and Guidelines.

The members and Chair of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.  MEETINGS

The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the Trusts’ servicing agents to attend meetings and provide pertinent information as appropriate.

IV.  RESPONSIBILITIES AND DUTIES

In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts’ separation of duties and responsibilities among the investment adviser, sub-adviser(s), if any, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend to the extent possible, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

A.    Trustee Nominations, Elections, and Training

The Committee shall:

1.	Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate’s qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

(a)	The candidate’s knowledge in matters related to the investment company industry, any professional licenses, designations, or certifications currently or previously held;

(b)	The candidate’s relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

(c)	The candidate’s educational background;

(d)	The candidate’s reputation for high ethical standards and personal and professional integrity;

(e)	Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees’ existing mix of skills and qualifications;

(f)	The candidate’s willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

(g)	The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

(h)	If the nomination is for an “independent” trustee, the candidate must not be considered an “interested” person of the Fund, Janus Capital Management LLC (“Janus Capital”), or any sub-adviser to a Fund or Janus Distributors LLC, as defined under the 1940 Act;

(i)	The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

(j)	Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts’ Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders (“Shareholder Nomination Procedures”) attached as Appendix 1. The Trusts’ Secretary will forward all such recommendations to the Chair of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. The Committee shall be empowered to use Trust assets to retain consultants and other professionals to assist in the process of evaluating candidates. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

2.	Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

B.    Committee Nominations and Functions

The Committee shall:

1.	Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

2.	Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

C.    Governance Oversight

The Committee shall:

1.	Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

2.	Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chair of the Trustees, as described in each Trust’s Declaration of Trust or Trust Instrument, or by-laws. The Chair of the Trustees may perform the following functions:

(a)	Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

(b)	Coordinate the Trustees’ use of outside resources, including consultants or other professionals;

(c)	Coordinate an annual schedule of portfolio reports to the Trustees;

(d)	Conduct the Trustee meetings;

(e)	Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

(f)	Perform such other duties as the Independent Trustees may determine from time to time.

3.	Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

D.    Trustee Meeting Planning

The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

E.    Other Responsibilities and Duties

The Committee shall:

1.	Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

2.	Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation or to advise the Committee. Janus Capital will report any use of Trust assets for such purpose quarterly to the Trustees.

3.	Review this Charter at least annually and recommend changes, if any, to the Trustees.

4.	Perform any other activities consistent with this Charter, each Trust’s Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or Trustees deem necessary or appropriate.

5.	Report its significant activities to the Trustees and make such recommendations with respect to the foregoing matters as the Committee may consider necessary or appropriate.

6.	Maintain minutes of its meetings.

Appendix 1

JANUS INVESTMENT FUND

JANUS ASPEN SERIES

(each a “Trust,” and together, the “Trusts,” and each

series of a Trust, a “Fund”)

PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY SHAREHOLDERS

(Adopted March 16, 2004; Revised July 6, 2009; Revised June 24, 2010; June 23, 2011)

The Trusts’ Nominating and Governance Committee (“Committee”) is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.    A shareholder of a Fund who wishes to nominate a candidate for election to a Trust’s Board of Trustees (“Nominating Shareholder”) must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust (“Shareholder Recommendation”).

2.    The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, any professional licenses, designations or certifications currently or previously held, any non-profit activities relevant to board services, experience as a director or senior officer of public or private companies, and directorships on other boards or other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating

Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by a candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

3.    The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within fourteen days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

Unless otherwise specified by the Committee chair (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chair (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

APPENDIX B

PRINCIPAL OFFICERS OF THE TRUST AND THEIR PRINCIPAL OCCUPATIONS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ashwin Alankar 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund – Conservative	9/14-Present	Senior Vice President and Global Head of Asset Allocation and Risk Management of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of AllianceBernstein’s Tail Risk Parity (2010-2014) and Partner and Portfolio Manager for Platinum Grove Asset Management (2003-2010).
	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund – Moderate	9/14-Present
	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund – Growth	9/14-Present
	Executive Vice President and Co-Portfolio Manager Janus Adaptive Global Allocation Fund	6/15-Present

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Global Life Sciences Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Jean Barnard 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus Fund	1/16-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts.

Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Growth and Income Fund	7/14-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	12/15-Present

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Enrique Chang 151 Detroit Street Denver, CO 80206 DOB: 1962	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund – Conservative	1/14-Present	President, Head of Investments for Janus Capital (since 2016) and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer Equities and Asset Allocation for Janus Capital (2013-2016). During the five years prior to 2013, Mr. Chang was Chief Investment Officer and Executive Vice President for American Century Investments.
	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund – Moderate	1/14-Present
	Executive Vice President and Co-Portfolio Manager Janus Global Allocation Fund – Growth	1/14-Present
	Executive Vice President and Co-Portfolio Manager Janus Adaptive Global Allocation Fund	6/15-Present

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Triton Fund	5/13-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).
	Executive Vice President and Portfolio Manager Janus Venture Fund	5/13-Present

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Enterprise Fund	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	5/11-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager for ING (2000-2011).

Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Global Technology Fund	1/16-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

John S. Fujiwara 151 Detroit Street Denver, CO 80206 DOB: 1960	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present	Portfolio Manager for other Janus accounts. Formerly, Senior Principal at Absolute Plus Management, LLC (2006-2012).

William H. Gross 151 Detroit Street Denver, CO 80206 DOB: 1944	Executive Vice President and Lead Portfolio Manager Janus Global Unconstrained Bond Fund	10/14-Present	Portfolio Manager for other Janus accounts. Formerly, Managing Director, Chief Investment Officer, and a founding partner of Pacific Investment Management Company LLC (“PIMCO”) (1971-2014).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brinton Johns 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Global Technology Fund	1/14-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

Daniel Kozlowski 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Contrarian Fund	7/11-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager of Plaisance Capital LLC (2008-2011).

John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

Ethan Lovell 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Global Life Sciences Fund	1/16-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Global Select Fund Executive Vice President and Portfolio Manager Janus Overseas Fund	8/12-Present 1/16-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager for Northern Trust (2008-2011).

Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Portfolio Manager of other Janus accounts and Research Analyst for Janus Capital.

	Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund	12/15-Present

Ryan Myerberg 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	12/15-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
	Executive Vice President and Co-Portfolio Manager Janus Growth and Income Fund	11/07-Present
	Executive Vice President and Portfolio Manager Janus Twenty Fund	5/13-Present

A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Forty Fund	6/13-Present	Portfolio Manager for other Janus accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).

Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	10/13-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.
	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	12/15-Present
	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund	12/15-Present
	Executive Vice President and Co-Portfolio Manager Janus Short-Term Bond Fund	12/15-Present

Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Forty Fund	1/16-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Guy Scott 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Global Technology Fund	5/11-Present	Portfolio Manager for other Janus accounts.

J. Eric Thorderson 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Portfolio Manager Janus Government Money Market Fund	2/99-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
	Executive Vice President and Portfolio Manager Janus Money Market Fund	2/04-Present

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Flexible Bond Fund	5/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
	Executive Vice President and Co-Portfolio Manager Janus Short-Term Bond Fund	5/07-Present
	Executive Vice President and Co-Portfolio Manager Janus High-Yield Fund	7/08-Present
	Executive Vice President and Co-Portfolio Manager Perkins Value Plus Income Fund	7/10-Present
	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	10/12-Present
	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	12/15-Present

Andrew B. Weisman 151 Detroit Street Denver, CO 80206 DOB: 1959	Executive Vice President and Co-Portfolio Manager Janus Diversified Alternatives Fund	12/12-Present	Chief Investment Officer Liquid Alternatives Group and Senior Vice President of Janus Capital; Director of the Janus Global Diversified Risk Premia Master Fund Ltd; and Portfolio Manager for other Janus accounts. Formerly, Chief Executive Officer of WR Managed Accounts LLC (2008-2012).

Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Vice President and Director of Research of Janus Capital; and Portfolio Manager for other Janus accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
	Executive Vice President Janus Global Research Fund	12/14-Present
	Executive Vice President Janus Research Fund	12/14-Present

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Fund	5/11-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Assistant Director of Equity Research (2009-2014), and Portfolio Manager (2006-2011) for Janus Global Technology Fund.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Hiroshi Yoh #36-02 AXA Tower 8 Shenton Way Singapore 068811 DOB: 1963	Executive Vice President and Portfolio Manager Janus Asia Equity Fund	7/11-Present	Director of Janus Capital Singapore Pte. Limited and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer and a portfolio manager with Tokio Marine Asset Management International Pte. Ltd., a Singapore-based asset management firm (1999-2011).
	Executive Vice President and Portfolio Manager Janus Emerging Markets Fund	8/12-Present

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Senior Vice President and Chief Legal Counsel of Janus Capital and Senior Vice President of Janus Services LLC (since 2015). Formerly, Vice President and Assistant General Counsel of Janus Capital, Vice President and Assistant Secretary of Janus Distributors LLC, and Vice President of Janus Services LLC (2007-2015).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013) and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011- 2013).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

APPENDIX C

NUMBER OF OUTSTANDING SHARES

The following table shows, as of the close of business on April 5, 2016, the number of outstanding shares of each class of each Fund, as applicable:

Fund	Share Class	Total Number of Outstanding Shares
Janus Adaptive Global Allocation Fund
	Class A Shares	60,193.680
	Class C Shares	110,788.476
	Class D Shares	127,901.851
	Class I Shares	114,578.140
	Class N Shares	5,205,610.079
	Class S Shares	111,452.772
	Class T Shares	113,926.345
Janus Asia Equity Fund
	Class A Shares	37,394.678
	Class C Shares	46,451.084
	Class D Shares	568,508.905
	Class I Shares	305,142.091
	Class S Shares	39,023.758
	Class T Shares	28,343.937
Janus Balanced Fund
	Class A Shares	37,352,587.330
	Class C Shares	50,616,018.170
	Class D Shares	49,583,423.650
	Class I Shares	59,547,921.730
	Class N Shares	63,875,969.626
	Class R Shares	10,127,777.875
	Class S Shares	24,583,854.866
	Class T Shares	171,947,322.632
Janus Contrarian Fund
	Class A Shares	4,103,725.148
	Class C Shares	3,353,976.669
	Class D Shares	104,153,964.853
	Class I Shares	7,698,401.287
	Class R Shares	65,728.297
	Class S Shares	238,032.335
	Class T Shares	45,239,501.813

Fund	Share Class	Total Number of Outstanding Shares
Janus Diversified Alternatives Fund
	Class A Shares	281,965.480
	Class C Shares	179,951.212
	Class D Shares	491,116.044
	Class I Shares	271,474.647
	Class N Shares	4,853,183.747
	Class S Shares	139,654.519
	Class T Shares	155,297.041
Janus Emerging Markets Fund
	Class A Shares	35,457.011
	Class C Shares	37,356.113
	Class D Shares	1,057,771.474
	Class I Shares	5,320,868.149
	Class S Shares	149,037.325
	Class T Shares	573,790.090
Janus Enterprise Fund
	Class A Shares	4,262,438.407
	Class C Shares	1,399,802.626
	Class D Shares	14,697,014.986
	Class I Shares	20,103,973.075
	Class N Shares	10,760,567.108
	Class R Shares	1,357,228.508
	Class S Shares	4,497,467.745
	Class T Shares	27,041,137.762
Janus Flexible Bond Fund
	Class A Shares	69,187,428.665
	Class C Shares	34,996,806.013
	Class D Shares	62,131,561.232
	Class I Shares	506,824,288.545
	Class N Shares	58,865,519.663
	Class R Shares	4,535,963.838
	Class S Shares	6,767,385.624
	Class T Shares	148,687,805.921
Janus Forty Fund
	Class A Shares	8,322,230.708
	Class C Shares	10,536,492.000
	Class I Shares	27,659,620.912
	Class N Shares	4,254,004.174
	Class R Shares	4,485,629.601
	Class S Shares	20,472,377.213
	Class T Shares	3,342,097.777

Fund	Share Class	Total Number of Outstanding Shares
Janus Fund
	Class A Shares	541,405.901
	Class C Shares	208,019.005
	Class D Shares	167,892,011.113
	Class I Shares	2,575,294.431
	Class N Shares	1,515,688.075
	Class R Shares	151,676.710
	Class S Shares	674,863.275
	Class T Shares	47,641,095.136
Janus Global Allocation Fund – Conservative
	Class A Shares	956,288.561
	Class C Shares	1,817,147.588
	Class D Shares	16,171,336.218
	Class I Shares	234,255.122
	Class S Shares	164,691.872
	Class T Shares	2,458,245.380
Janus Global Allocation Fund – Growth
	Class A Shares	347,832.521
	Class C Shares	418,554.064
	Class D Shares	16,465,606.137
	Class I Shares	363,154.013
	Class S Shares	281,411.705
	Class T Shares	1,349,996.715
Janus Global Allocation Fund – Moderate
	Class A Shares	1,074,647.505
	Class C Shares	869,057.490
	Class D Shares	18,455,746.570
	Class I Shares	320,843.468
	Class S Shares	260,855.164
	Class T Shares	1,875,800.241
Janus Global Bond Fund
	Class A Shares	1,539,639.836
	Class C Shares	556,203.211
	Class D Shares	1,026,428.034
	Class I Shares	2,966,315.224
	Class N Shares	21,628,699.825
	Class S Shares	16,034.817
	Class T Shares	1,062,766.653

Fund	Share Class	Total Number of Outstanding Shares
Janus Global Life Sciences Fund
	Class A Shares	6,709,294.791
	Class C Shares	4,687,545.372
	Class D Shares	30,792,389.295
	Class I Shares	8,040,862.472
	Class S Shares	322,446.612
	Class T Shares	33,447,697.336
Janus Global Real Estate Fund
	Class A Shares	1,700,857.462
	Class C Shares	790,418.132
	Class D Shares	3,650,186.051
	Class I Shares	10,485,160.013
	Class S Shares	346,517.774
	Class T Shares	6,965,775.098
Janus Global Research Fund
	Class A Shares	342,338.060
	Class C Shares	179,225.534
	Class D Shares	21,537,457.066
	Class I Shares	2,283,861.634
	Class R Shares	86,574.374
	Class S Shares	1,210,800.990
	Class T Shares	15,129,970.463
Janus Global Select Fund
	Class A Shares	377,158.313
	Class C Shares	268,188.287
	Class D Shares	109,502,943.969
	Class I Shares	1,857,068.104
	Class R Shares	25,538.190
	Class S Shares	26,618.013
	Class T Shares	37,828,633.864
Janus Global Technology Fund
	Class A Shares	529,206.067
	Class C Shares	279,116.185
	Class D Shares	33,426,320.131
	Class I Shares	1,352,124.569
	Class S Shares	213,684.856
	Class T Shares	15,961,302.106

Fund	Share Class	Total Number of Outstanding Shares
	Janus Global Unconstrained Bond Fund
	Class A Shares	8,204,298.001
	Class C Shares	4,279,989.039
	Class D Shares	1,355,065.841
	Class I Shares	102,622,869.988
	Class N Shares	328,996.437
	Class R Shares	23,851.337
	Class S Shares	47,737.133
	Class T Shares	15,399,464.082
	Janus Government Money Market Fund
	Class D Shares	155,815,616.467
	Class T Shares	3,614,192.552
	Janus Growth and Income Fund
	Class A Shares	581,830.085
	Class C Shares	410,623.586
	Class D Shares	58,213,099.841
	Class I Shares	1,254,490.058
	Class R Shares	54,475.320
	Class S Shares	543,679.311
	Class T Shares	31,005,334.239
	Janus High-Yield Fund
	Class A Shares	17,168,293.072
	Class C Shares	6,297,194.255
	Class D Shares	39,580,136.422
	Class I Shares	26,669,049.249
	Class N Shares	2,313,750.778
	Class R Shares	191,988.267
	Class S Shares	272,020.457
	Class T Shares	144,604,397.757
	Janus International Equity Fund
	Class A Shares	2,272,800.747
	Class C Shares	1,006,421.367
	Class D Shares	1,478,300.429
	Class I Shares	4,301,238.126
	Class N Shares	8,093,508.226
	Class R Shares	349,186.959
	Class S Shares	902,303.021
	Class T Shares	610,415.024
	Janus Money Market Fund
	Class D Shares	940,697,434.191
	Class T Shares	205,775,200.351

Fund	Share Class	Total Number of Outstanding Shares
Janus Multi-Sector Income Fund
	Class A Shares	1,023,750.465
	Class C Shares	350,405.446
	Class D Shares	1,032,519.782
	Class I Shares	790,782.862
	Class N Shares	263,069.943
	Class S Shares	189,272.335
	Class T Shares	2,395,607.184
Janus Overseas Fund
	Class A Shares	1,095,471.567
	Class C Shares	884,212.220
	Class D Shares	27,255,591.413
	Class I Shares	3,629,039.731
	Class N Shares	2,391,285.920
	Class R Shares	1,560,718.401
	Class S Shares	6,906,021.486
	Class T Shares	25,421,977.148
Janus Real Return Fund
	Class A Shares	526,216.362
	Class C Shares	252,931.616
	Class D Shares	735,409.186
	Class I Shares	287,215.094
	Class S Shares	87,658.032
	Class T Shares	336,338.082
Janus Research Fund
	Class A Shares	831,972.016
	Class C Shares	509,511.136
	Class D Shares	62,265,175.915
	Class I Shares	6,098,521.041
	Class N Shares	4,205,023.022
	Class S Shares	76,340.305
	Class T Shares	37,089,478.819
Janus Short-Term Bond Fund
	Class A Shares	46,507,923.892
	Class C Shares	18,298,029.679
	Class D Shares	62,444,679.426
	Class I Shares	161,566,150.919
	Class N Shares	11,863,592.816
	Class S Shares	896,481.135
	Class T Shares	511,608,530.680

Fund	Share Class	Total Number of Outstanding Shares
	Janus Triton Fund
	Class A Shares	26,911,353.085
	Class C Shares	11,105,166.032
	Class D Shares	39,274,267.950
	Class I Shares	58,810,071.586
	Class N Shares	29,651,686.903
	Class R Shares	10,342,260.063
	Class S Shares	16,484,160.213
	Class T Shares	110,706,030.801
	Janus Twenty Fund
	Class D Shares	108,633,512.375
	Class T Shares	53,987,109.219
	Janus Venture Fund
	Class A Shares	597,327.414
	Class C Shares	297,014.487
	Class D Shares	22,034,350.384
	Class I Shares	4,000,559.959
	Class N Shares	859,031.661
	Class S Shares	512,704.528
	Class T Shares	14,910,700.931
	INTECH Emerging Markets Managed Volatility Fund
	Class A Shares	15,260.078
	Class C Shares	5,044.957
	Class D Shares	129,981.840
	Class I Shares	56,691.232
	Class S Shares	5,077.307
	Class T Shares	16,175.430
	INTECH Global Income Managed Volatility Fund
	Class A Shares	973,125.824
	Class C Shares	590,113.213
	Class D Shares	2,750,261.217
	Class I Shares	1,168,202.002
	Class S Shares	22,144.045
	Class T Shares	1,313,989.893
	INTECH International Managed Volatility Fund
	Class A Shares	334,766.877
	Class C Shares	141,531.095
	Class D Shares	214,621.819
	Class I Shares	8,156,077.314
	Class S Shares	8,019.974
	Class T Shares	1,305,895.134

Fund	Share Class	Total Number of Outstanding Shares
INTECH U.S. Core Fund
	Class A Shares	1,309,461.319
	Class C Shares	1,015,580.306
	Class D Shares	16,010,158.107
	Class I Shares	6,805,167.436
	Class N Shares	3,074.651
	Class S Shares	1,979,182.977
	Class T Shares	7,111,187.857
INTECH U.S. Managed Volatility Fund
	Class A Shares	2,456,474.705
	Class C Shares	1,592,325.253
	Class D Shares	1,099,996.093
	Class I Shares	12,994,787.164
	Class N Shares	7,790,246.613
	Class S Shares	469,805.401
	Class T Shares	12,434,632.035
Perkins Global Value Fund
	Class A Shares	1,541,842.613
	Class C Shares	866,704.107
	Class D Shares	6,667,712.404
	Class I Shares	3,360,444.375
	Class N Shares	221,981.884
	Class S Shares	9,173.744
	Class T Shares	4,805,812.418
Perkins International Value Fund
	Class A Shares	29,238.193
	Class C Shares	25,346.547
	Class D Shares	247,037.000
	Class I Shares	610,820.427
	Class N Shares	137,563.716
	Class S Shares	22,005.123
	Class T Shares	77,367.722
Perkins Large Cap Value Fund
	Class A Shares	193,009.440
	Class C Shares	139,851.707
	Class D Shares	2,387,710.313
	Class I Shares	2,500,189.334
	Class N Shares	4,770,700.550
	Class S Shares	16,479.946
	Class T Shares	349,588.460

Fund	Share Class	Total Number of Outstanding Shares
Perkins Mid Cap Value Fund
	Class A Shares	8,858,607.021
	Class C Shares	5,515,808.971
	Class D Shares	48,012,911.887
	Class I Shares	61,018,776.201
	Class L Shares	632,037.454
	Class N Shares	6,676,112.926
	Class R Shares	4,602,741.318
	Class S Shares	10,770,719.303
	Class T Shares	109,774,778.349
Perkins Select Value Fund
	Class A Shares	7,694.664
	Class C Shares	9,851.364
	Class D Shares	597,337.821
	Class I Shares	5,800,976.490
	Class S Shares	4,420.715
	Class T Shares	172,065.616
Perkins Small Cap Value Fund
	Class A Shares	1,910,497.915
	Class C Shares	636,695.197
	Class D Shares	3,992,059.306
	Class I Shares	16,676,803.181
	Class L Shares	9,831,614.217
	Class N Shares	10,021,211.805
	Class R Shares	897,197.475
	Class S Shares	2,713,321.415
	Class T Shares	27,163,368.689
Perkins Value Plus Income Fund
	Class A Shares	558,559.205
	Class C Shares	590,196.352
	Class D Shares	2,516,854.390
	Class I Shares	336,309.069
	Class S Shares	190,920.971
	Class T Shares	147,410.618

APPENDIX D

5% BENEFICIAL OWNERS OF OUTSTANDING SHARES

As of March 31, 2016, the officers and Trustee nominees as a group owned approximately 3.2% of Class D Shares of INTECH Emerging Markets Managed Volatility Fund, 8.8% of Class D Shares of INTECH International Managed Volatility Fund, 2.0% of Class T Shares of INTECH International Managed Volatility Fund, 1.6% of Class D Shares of INTECH U.S. Managed Volatility Fund, 1.2% of Class D Shares of Janus Adaptive Global Allocation Fund, 18.3% of Class D Shares of Janus Diversified Alternatives Fund, 1.9% of Class I Shares of Janus Global Allocation Fund – Conservative, 2.6% of Class I Shares of Janus Global Allocation Fund – Growth, 4.9% of Class I Shares of Janus Global Allocation Fund – Moderate, 1.4% of Class I Shares of Janus Global Technology Fund, 74.0% of Class I Shares of Janus Global Unconstrained Bond Fund, 13.6% of Class A Shares of Janus Growth and Income Fund, 1.2% of Class I Shares of Janus Growth and Income Fund, 8.1% of Class D Shares of Janus International Equity Fund, 19.7% of Class T Shares of Janus International Equity Fund, 4.3% of Class D Shares of Janus Multi-Sector Income Fund, 1.3% of Class T Shares of Janus Multi-Sector Income Fund, 4.4% of Class D Shares of Janus Real Return Fund, 12.6% of Class N Shares of Perkins Global Value Fund, 1.2% of Class T Shares of Perkins Global Value Fund, 16.5% of Class D Shares of Perkins International Value Fund, 23.3% of Class N Shares of Perkins International Value Fund, 47.8% of Class T Shares of Perkins International Value Fund, 14.6% of Class D Shares of Perkins Large Cap Value Fund, 10.5% of Class I Shares of Perkins Large Cap Value Fund, 4.6% of Class D Shares of Perkins Select Value Fund, 72.5% of Class I Shares of Perkins Select Value Fund, 6.1% of Class D Shares of Perkins Value Plus Income Fund, 5.5% of Class I Shares of Perkins Value Plus Income Fund, and less than 1% of the outstanding Shares of any other class of each of the other Funds in this proxy statement. In addition, an investment by Janus Capital’s funds of funds may comprise a significant percentage of a share class or Fund. As of March 31, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

To the best knowledge of the Trust, as of March 31, 2016, no other person or entity owned beneficially 5% or more (or beneficially owned more than 25%) of the outstanding Shares of any class of the Funds, except as shown. As of March 31, 2016, William H. Gross, portfolio manager of Janus Global Unconstrained Bond Fund, is deemed to control the Fund by virtue of owning more than 25% of the outstanding Shares of that Fund. In addition, as of March 31, 2016, Robert Perkins, co-portfolio manager of Perkins Select Value Fund, is deemed to control the Fund by virtue of owning more than 25% of the outstanding Shares of that Fund. To the extent that Janus Capital, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the Shares of any class of a Fund or a Fund as a whole, the redemption of those Shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JCGI’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, entities other than Janus Capital shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH Emerging Markets Managed Volatility Fund Class A Shares	Janus Capital Group Inc. Denver, CO	100%*
INTECH Global Income Managed Volatility Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	41.37%
	Raymond James	40.76%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Pershing LLC	10.27%
	Jersey City, NJ
INTECH International Managed Volatility Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	53.87%
	Pershing LLC	36.20%
	Jersey City, NJ
INTECH U.S. Core Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	51.16%
	Raymond James	12.18%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Pershing LLC	9.29%
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH U.S. Managed Volatility Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	41.57%
	Raymond James	14.22%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Merrill Lynch Pierce Fenner & Smith, Inc.	13.70%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	9.72%
	Jersey City, NJ
	National Financial Services LLC	9.16%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Adaptive Global Allocation Fund Class A Shares	Janus Capital Group Inc. Denver, CO	83.25%*
	Pershing LLC	16.75%
	Jersey City, NJ
Janus Asia Equity Fund Class A Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	30.01%
	Janus Capital Group Inc.	25.29%*
	Denver, CO
	American Enterprise Investment Svc	17.65%
	FBO 41999970
	Minneapolis, MN
	Pershing LLC	14.86%
	Jersey City, NJ
Janus Balanced Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	33.40%
	Merrill Lynch Pierce Fenner & Smith, Inc.	13.95%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Raymond James	11.59%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	National Financial Services LLC	9.12%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Pershing LLC	6.97%
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Contrarian Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	51.52%
	Merrill Lynch Pierce Fenner & Smith, Inc.	9.71%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	7.52%
	Jersey City, NJ
	Charles Schwab & Co Inc.	7.31%
	Special Custody Acct
	FBO Customers
	San Francisco, CA
	Raymond James	6.93%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
Janus Diversified Alternatives Fund Class A Shares	Janus Capital Group Inc. Denver, CO	38.60%*
	UBS WM USA	34.53%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	American Enterprise Investment Svc	24.63%
	FBO 41999970
	Minneapolis, MN
Janus Emerging Markets Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	68.49%
	Morgan Stanley & Co	16.54%
	Jersey City, NJ
	Pershing LLC	9.58%
	Jersey City, NJ
Janus Enterprise Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	25.93%
	National Financial Services LLC	13.69%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	American Enterprise Investment Svc	13.46%
	FBO 41999970
	Minneapolis, MN
	DCGT Trustee &/or Custodian	8.82%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
	Transamerica Advisors Life Ins Co	7.43%
	ML Life Variable Annuity Sep Acct D
	Cedar Rapids, IA
	Pershing LLC	6.54%
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Flexible Bond Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	41.51%
	Raymond James	19.43%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Merrill Lynch Pierce Fenner & Smith, Inc.	14.82%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	8.90%
	Jersey City, NJ
Janus Forty Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	25.22%
	Merrill Lynch Pierce Fenner & Smith, Inc.	20.28%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Morgan Stanley & Co	10.70%
	Jersey City, NJ
	Raymond James	7.54%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Pershing LLC	5.93%
	Jersey City, NJ
	National Financial Services LLC	5.24%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	20.63%
	Raymond James	18.57%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Pershing LLC	13.18%
	Jersey City, NJ
	National Financial Services LLC	13.09%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Merrill Lynch Pierce Fenner & Smith, Inc.	11.18%
	For the Sole Benefit of Customers
	Jacksonville, FL

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Allocation Fund – Conservative Class A Shares	Pershing LLC Jersey City, NJ	58.93%
	American Enterprise Investment Svc	14.68%
	FBO 41999970
	Minneapolis, MN
	First Clearing LLC	7.07%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	National Financial Services LLC	5.69%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Global Allocation Fund – Growth Class A Shares	Pershing LLC Jersey City, NJ	31.99%
	American Enterprise Investment Svc	22.15%
	FBO 41999970
	Minneapolis, MN
	Robert W Baird & Co Inc.	12.50%
	Account XXXX-XXXX
	Milwaukee, WI
	Ascensus Trust Company	6.54%
	FBO ZaZa Energy, LLC Retirement Plan XXXXX
	Fargo, ND
	First Clearing LLC	5.64%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
Janus Global Allocation Fund – Moderate Class A Shares	Pershing LLC Jersey City, NJ	49.91%
	Merrill Lynch Pierce Fenner & Smith, Inc.	14.98%
	For the Sole Benefit of Customers
	Jacksonville, FL
	American Enterprise Investment Svc	14.84%
	FBO 41999970
	Minneapolis, MN
Janus Global Bond Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	67.11%
	Morgan Stanley & Co	8.33%
	Jersey City, NJ
	Charles Schwab & Co Inc.	6.21%
	Special Custody Account
	FBO Institutional Client Accounts
	San Francisco, CA
	Pershing LLC	5.58%
	Jersey City, NJ
	Raymond James	5.27%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Life Sciences Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	34.11%
	Pershing LLC	14.29%
	Jersey City, NJ
	Merrill Lynch Pierce Fenner & Smith, Inc.	9.91%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Morgan Stanley & Co	6.54%
	Jersey City, NJ
	First Clearing LLC	6.46%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	National Financial Services LLC	5.65%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Raymond James	5.57%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
Janus Global Real Estate Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	57.63%
	Raymond James	19.50%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
Janus Global Research Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	35.43%
	Merrill Lynch Pierce Fenner & Smith, Inc.	18.34%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	12.07%
	Jersey City, NJ
	Raymond James	11.14%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	UBS WM USA	5.56%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Select Fund Class A Shares	Pershing LLC Jersey City, NJ	27.89%
	American Enterprise Investment Svc	26.16%
	FBO 41999970
	Minneapolis, MN
	Raymond James	14.17%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	National Financial Services LLC	7.09%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Reliance Trust Company	5.60%
	FBO MassMutual DMF
	Atlanta, GA
Janus Global Technology Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	29.97%
	VRSCO	11.22%
	FBO AIGFSB Custodian Trustee
	FBO MCG Health 403B
	Houston, TX
	Pershing LLC	10.23%
	Jersey City, NJ
	Raymond James	9.90%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Merrill Lynch Pierce Fenner & Smith, Inc.	9.63%
	For the Sole Benefit of Customers
	Jacksonville, FL
	VRSCO	8.07%
	FBO AIGFSB Custodian Trustee
	FBO MCG Health 401A Ret Plan Savings
	Houston, TX
Janus Global Unconstrained Bond Fund Class A Shares	Janus Capital Group Inc. Denver, CO	25.16%*
	Morgan Stanley & Co	23.19%
	Jersey City, NJ
	First Clearing LLC	13.42%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Merrill Lynch Pierce Fenner & Smith, Inc.	8.20%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	7.98%
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Growth and Income Fund Class A Shares	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	27.06%
	American Enterprise Investment Svc	24.74%
	FBO 41999970
	Minneapolis, MN
	Morgan Stanley & Co	24.19%
	Jersey City, NJ
	First Clearing LLC	6.35%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
Janus High-Yield Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	73.77%
	Pershing LLC	6.04%
	Jersey City, NJ
Janus International Equity Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	64.20%
	Reliance Trust Company	7.73%
	FBO MassMutual DMF
	Atlanta, GA
Janus Multi-Sector Income Fund Class A Shares	Janus Capital Group Inc. Denver, CO	70.66%*
	National Financial Services LLC	17.48%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	American Enterprise Investment Svc	10.04%
	FBO 41999970
	Minneapolis, MN
Janus Overseas Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	24.38%
	American Enterprise Investment Svc	21.52%
	FBO 41999970
	Minneapolis, MN
	Pershing LLC	6.87%
	Jersey City, NJ
	Morgan Stanley & Co	5.97%
	Jersey City, NJ
	Reliance Trust Company	5.95%
	FBO MassMutual DMF
	Atlanta, GA

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Real Return Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	39.26%
	Janus Capital Group Inc.	37.55%*
	Denver, CO
	Raymond James	20.40%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
Janus Research Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	35.45%
	Pershing LLC	24.92%
	Jersey City, NJ
	Raymond James	12.06%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Morgan Stanley & Co	6.51%
	Jersey City, NJ
Janus Short-Term Bond Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	34.41%
	Merrill Lynch Pierce Fenner & Smith, Inc.	14.10%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	9.55%
	Jersey City, NJ
	Raymond James	8.15%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Morgan Stanley & Co	7.14%
	Jersey City, NJ
	National Financial Services LLC	6.18%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Triton Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	32.88%
	Merrill Lynch Pierce Fenner & Smith, Inc.	19.86%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	8.00%
	Jersey City, NJ
	Raymond James	6.55%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Venture Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	28.47%
	Raymond James	22.85%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	National Financial Services LLC	11.75%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Morgan Stanley & Co	10.84%
	Jersey City, NJ
	Pershing LLC	7.73%
	Jersey City, NJ
Perkins Global Value Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	62.88%
	Counsel Trust DBA MATC	8.12%
	FBO Olympic Steel Inc. EE’s 401K
	Pittsburgh, PA
	Raymond James	5.60%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
Perkins International Value Fund Class A Shares	Janus Capital Group Inc. Denver, CO	61.50%*
	American Enterprise Investment Svc	25.17%
	FBO 41999970
	Minneapolis, MN
	National Financial Services LLC	11.71%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Perkins Large Cap Value Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	35.58%
	LPL Financial	19.14%
	Omnibus Customer Account
	San Diego, CA
	Raymond James	11.28%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	First Clearing LLC	9.00%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Merrill Lynch Pierce Fenner & Smith, Inc.	6.06%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Charles Schwab & Co Inc.	5.16%
	Special Custody Account
	FBO Institutional Client Accounts
	San Francisco, CA

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Mid Cap Value Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	19.80%
	Raymond James	19.43%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	American Enterprise Investment Svc	18.96%
	FBO 41999970
	Minneapolis, MN
	Pershing LLC	8.62%
	Jersey City, NJ
Perkins Select Value Fund Class A Shares	Pershing LLC Jersey City, NJ	35.55%
	LPL Financial	33.23%
	A/C 1000-0005
	San Diego, CA
	National Financial Services LLC	21.77%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	American Enterprise Investment Svc	9.45%
	FBO 41999970
	Minneapolis, MN
Perkins Small Cap Value Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	23.04%
	Pershing LLC	20.96%
	Jersey City, NJ
	American Enterprise Investment Svc	14.46%
	FBO 41999970
	Minneapolis, MN
	Fifth Third Bank Ttee	5.15%
	Various FASCore LLC Recordkept Plan
	c/o FASCore LLC
	Greenwood Village, CO
Perkins Value Plus Income Fund Class A Shares	Janus Capital Group Inc. Denver, CO	85.73%*
INTECH Emerging Markets Managed Volatility Fund Class C Shares	Janus Capital Group Inc. Denver, CO	100%*
INTECH Global Income Managed Volatility Fund Class C Shares	Pershing LLC Jersey City, NJ	20.90%
	Raymond James	15.57%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	LPL Financial	9.16%
	Omnibus Customer Account
	San Diego, CA
	American Enterprise Investment Svc	8.16%
	FBO 41999970
	Minneapolis, MN

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH International Managed Volatility Fund Class C Shares	Pershing LLC Jersey City, NJ	36.48%
	Merrill Lynch Pierce Fenner & Smith, Inc.	34.23%
	For the Sole Benefit of Customers
	Jacksonville, FL
	National Financial Services LLC	8.40%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	American Enterprise Investment Svc	5.92%
	FBO 41999970
	Minneapolis, MN
INTECH U.S. Core Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	31.78%
	First Clearing LLC	28.62%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	American Enterprise Investment Svc	14.69%
	FBO 41999970
	Minneapolis, MN
	Morgan Stanley & Co	8.68%
	Jersey City, NJ
	Pershing LLC	6.53%
	Jersey City, NJ
INTECH U.S. Managed Volatility Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	15.89%
	LPL Financial	13.82%
	Omnibus Customer Account
	San Diego, CA
	American Enterprise Investment Svc	13.30%
	FBO 41999970
	Minneapolis, MN
	First Clearing LLC	10.59%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	UBS WM USA	9.80%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	Morgan Stanley & Co	6.77%
	Jersey City, NJ
Janus Adaptive Global Allocation Fund Class C Shares	Janus Capital Group Inc. Denver, CO	100%*

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Asia Equity Fund Class C Shares	Janus Capital Group Inc. Denver, CO	76.45%*
	American Enterprise Investment Svc	6.67%
	FBO 41999970
	Minneapolis, MN
	LPL Financial	6.06%
	A/C 1000-0005
	San Diego, CA
Janus Balanced Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	18.88%
	American Enterprise Investment Svc	17.57%
	FBO 41999970
	Minneapolis, MN
	Morgan Stanley & Co	13.32%
	Jersey City, NJ
	First Clearing LLC	13.21%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Raymond James	6.92%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Charles Schwab & Co Inc.	5.61%
	Special Custody Acct
	FBO Customers
	San Francisco, CA
	National Financial Services LLC	5.41%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Pershing LLC	5.31%
	Jersey City, NJ
Janus Contrarian Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	25.25%
	Morgan Stanley & Co	24.05%
	Jersey City, NJ
	American Enterprise Investment Svc	10.32%
	FBO 41999970
	Minneapolis, MN
	First Clearing LLC	8.35%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	UBS WM USA	8.06%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Diversified Alternatives Fund Class C Shares	Janus Capital Group Inc. Denver, CO	76.93%*
	American Enterprise Investment Svc	22.78%
	FBO 41999970
	Minneapolis, MN
Janus Emerging Markets Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	28.57%
	Pershing LLC	17.17%
	Jersey City, NJ
	RAR Trustee	13.07%
	FBO R Trust
	UA DTD 12/8/99
	Santa Rosa, CA
	National Financial Services LLC	11.60%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Morgan Stanley & Co	8.78%
	Jersey City, NJ
Janus Enterprise Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	20.60%
	Raymond James	13.88%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Merrill Lynch Pierce Fenner & Smith, Inc.	11.89%
	For the Sole Benefit of Customers
	Jacksonville, FL
	First Clearing LLC	10.30%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	American Enterprise Investment Svc	8.85%
	FBO 41999970
	Minneapolis, MN
	National Financial Services LLC	6.57%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Pershing LLC	6.27%
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Flexible Bond Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	23.18%
	Morgan Stanley & Co	18.72%
	Jersey City, NJ
	First Clearing LLC	13.77%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	American Enterprise Investment Svc	11.44%
	FBO 41999970
	Minneapolis, MN
	Pershing LLC	5.49%
	Jersey City, NJ
	UBS WM USA	5.25%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	Raymond James	5.05%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
Janus Forty Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	35.95%
	Morgan Stanley & Co	23.53%
	Jersey City, NJ
	First Clearing LLC	7.87%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
Janus Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	32.60%
	Morgan Stanley & Co	15.60%
	Jersey City, NJ
	LPL Financial	11.60%
	Omnibus Customer Account
	San Diego, CA
	RBC Capital Markets LLC	9.57%
	Mutual Fund Omnibus
	Minneapolis, MN
	UBS WM USA	7.27%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	Pershing LLC	7.09%
	Jersey City, NJ
	First Clearing LLC	5.03%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Allocation Fund – Conservative Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	19.82%
	American Enterprise Investment Svc	17.52%
	FBO 41999970
	Minneapolis, MN
	Morgan Stanley & Co	13.44%
	Jersey City, NJ
	Merrill Lynch Pierce Fenner & Smith, Inc.	10.71%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	9.59%
	Jersey City, NJ
	National Financial Services LLC	9.02%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Raymond James	7.54%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	LPL Financial	5.72%
	Omnibus Customer Account
	San Diego, CA
Janus Global Allocation Fund – Growth Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	28.56%
	American Enterprise Investment Svc	20.88%
	FBO 41999970
	Minneapolis, MN
	LPL Financial	10.78%
	Omnibus Customer Account
	San Diego, CA
	Merrill Lynch Pierce Fenner & Smith, Inc.	8.79%
	For the Sole Benefit of Customers
	Jacksonville, FL
	National Financial Services LLC	6.88%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Pershing LLC	5.50%
	Jersey City, NJ
	Raymond James	5.35%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Allocation Fund – Moderate Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	25.45%
	First Clearing LLC	22.52%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Merrill Lynch Pierce Fenner & Smith, Inc.	10.93%
	For the Sole Benefit of Customers
	Jacksonville, FL
	National Financial Services LLC	8.85%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Pershing LLC	8.31%
	Jersey City, NJ
Janus Global Bond Fund Class C Shares	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	21.17%
	American Enterprise Investment Svc	17.60%
	FBO 41999970
	Minneapolis, MN
	Merrill Lynch Pierce Fenner & Smith, Inc.	17.42%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Morgan Stanley & Co	9.88%
	Jersey City, NJ
	First Clearing LLC	9.73%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	LPL Financial	7.74%
	Omnibus Customer Account
	San Diego, CA
	UBS WM USA	5.96%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Life Sciences Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	18.02%
	First Clearing LLC	13.81%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	American Enterprise Investment Svc	13.69%
	FBO 41999970
	Minneapolis, MN
	Morgan Stanley & Co	13.10%
	Jersey City, NJ
	Pershing LLC	10.67%
	Jersey City, NJ
	Raymond James	5.28%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
Janus Global Real Estate Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	18.52%
	Charles Schwab & Co Inc.	17.00%
	Special Custody Acct
	FBO Customers
	San Francisco, CA
	National Financial Services LLC	15.72%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	American Enterprise Investment Svc	13.95%
	FBO 41999970
	Minneapolis, MN
	Morgan Stanley & Co	11.56%
	Jersey City, NJ
	Pershing LLC	9.39%
	Jersey City, NJ
Janus Global Research Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	25.43%
	Merrill Lynch Pierce Fenner & Smith, Inc.	21.51%
	For the Sole Benefit of Customers
	Jacksonville, FL
	American Enterprise Investment Svc	12.91%
	FBO 41999970
	Minneapolis, MN
	First Clearing LLC	8.48%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Pershing LLC	8.24%
	Jersey City, NJ
	UBS WM USA	7.28%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Select Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	26.49%
	Morgan Stanley & Co	18.26%
	Jersey City, NJ
	First Clearing LLC	11.08%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	American Enterprise Investment Svc	10.75%
	FBO 41999970
	Minneapolis, MN
	Pershing LLC	8.64%
	Jersey City, NJ
	Raymond James	6.24%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
Janus Global Technology Fund Class C Shares	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	16.95%
	Merrill Lynch Pierce Fenner & Smith, Inc.	15.50%
	For the Sole Benefit of Customers
	Jacksonville, FL
	American Enterprise Investment Svc	13.29%
	FBO 41999970
	Minneapolis, MN
	National Financial Services LLC	13.27%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Morgan Stanley & Co	12.21%
	Jersey City, NJ
	First Clearing LLC	8.25%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Pershing LLC	8.07%
	Jersey City, NJ
	Raymond James	5.10%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Unconstrained Bond Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	25.38%
	Merrill Lynch Pierce Fenner & Smith, Inc.	21.57%
	For the Sole Benefit of Customers
	Jacksonville, FL
	First Clearing LLC	14.09%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Pershing LLC	12.21%
	Jersey City, NJ
	National Financial Services LLC	6.78%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	RBC Capital Markets LLC	5.06%
	Mutual Fund Omnibus
	Minneapolis, MN
Janus Growth and Income Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	46.07%
	First Clearing LLC	9.90%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Merrill Lynch Pierce Fenner & Smith, Inc.	9.86%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Raymond James	7.16%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	UBS WM USA	6.72%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
Janus High-Yield Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	32.93%
	American Enterprise Investment Svc	14.31%
	FBO 41999970
	Minneapolis, MN
	Merrill Lynch Pierce Fenner & Smith, Inc.	11.20%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	8.68%
	Jersey City, NJ
	First Clearing LLC	8.63%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	UBS WM USA	5.70%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus International Equity Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	27.71%
	American Enterprise Investment Svc	25.07%
	FBO 41999970
	Minneapolis, MN
	Morgan Stanley & Co	15.78%
	Jersey City, NJ
	UBS WM USA	5.60%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
Janus Multi-Sector Income Fund Class C Shares	Janus Capital Group Inc. Denver, CO	53.14%*
	Pershing LLC	22.21%
	Jersey City, NJ
	American Enterprise Investment Svc	12.60%
	FBO 41999970
	Minneapolis, MN
	LPL Financial	7.10%
	Omnibus Customer Account
	San Diego, CA
Janus Overseas Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	26.51%
	Merrill Lynch Pierce Fenner & Smith, Inc.	20.73%
	For the Sole Benefit of Customers
	Jacksonville, FL
	First Clearing LLC	10.81%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	American Enterprise Investment Svc	5.91%
	FBO 41999970
	Minneapolis, MN
	UBS WM USA	5.63%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
Janus Real Return Fund Class C Shares	Janus Capital Group Inc. Denver, CO	82.95%*

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Research Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	28.73%
	First Clearing LLC	18.91%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	LPL Financial	14.23%
	Omnibus Customer Account
	San Diego, CA
	Merrill Lynch Pierce Fenner & Smith, Inc.	10.51%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	7.51%
	Jersey City, NJ
	American Enterprise Investment Svc	5.68%
	FBO 41999970
	Minneapolis, MN
	Raymond James	5.01%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
Janus Short-Term Bond Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	20.77%
	Merrill Lynch Pierce Fenner & Smith, Inc.	20.23%
	For the Sole Benefit of Customers
	Jacksonville, FL
	American Enterprise Investment Svc	12.05%
	FBO 41999970
	Minneapolis, MN
	First Clearing LLC	9.59%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	National Financial Services LLC	7.76%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Raymond James	5.48%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Triton Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	15.70%
	American Enterprise Investment Svc	12.22%
	FBO 41999970
	Minneapolis, MN
	First Clearing LLC	11.72%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Charles Schwab & Co Inc.	10.75%
	Special Custody Acct
	FBO Customers
	San Francisco, CA
	Morgan Stanley & Co	8.96%
	Jersey City, NJ
	Pershing LLC	7.94%
	Jersey City, NJ
	National Financial Services LLC	6.95%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	UBS WM USA	6.06%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	LPL Financial	5.41%
	Omnibus Customer Account
	San Diego, CA
Janus Venture Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	38.41%
	Raymond James	10.52%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Pershing LLC	8.67%
	Jersey City, NJ
	First Clearing LLC	8.60%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	RBC Capital Markets LLC	6.69%
	Mutual Fund Omnibus
	Minneapolis, MN
	American Enterprise Investment Svc	6.10%
	FBO 41999970
	Minneapolis, MN
	LPL Financial	5.91%
	Omnibus Customer Account
	San Diego, CA

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Global Value Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	28.46%
	American Enterprise Investment Svc	17.34%
	FBO 41999970
	Minneapolis, MN
	First Clearing LLC	7.92%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Morgan Stanley & Co	7.88%
	Jersey City, NJ
	LPL Financial	7.64%
	Omnibus Customer Account
	San Diego, CA
	Pershing LLC	7.33%
	Jersey City, NJ
	RBC Capital Markets LLC	5.20%
	Mutual Fund Omnibus
	Minneapolis, MN
Perkins International Value Fund Class C Shares	Janus Capital Group Inc. Denver, CO	77.79%*
	First Clearing LLC	15.22%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	American Enterprise Investment Svc	6.99%
	FBO 41999970
	Minneapolis, MN
Perkins Large Cap Value Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	24.32%
	Merrill Lynch Pierce Fenner & Smith, Inc.	24.01%
	For the Sole Benefit of Customers
	Jacksonville, FL
	First Clearing LLC	15.89%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	LPL Financial	11.33%
	Omnibus Customer Account
	San Diego, CA
	Raymond James	8.92%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Pershing LLC	8.09%
	Jersey City, NJ
	UBS WM USA	5.72%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Mid Cap Value Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	19.42%
	Morgan Stanley & Co	13.17%
	Jersey City, NJ
	Raymond James	12.70%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	First Clearing LLC	9.79%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Pershing LLC	6.99%
	Jersey City, NJ
	National Financial Services LLC	6.49%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	American Enterprise Investment Svc	5.90%
	FBO 41999970
	Minneapolis, MN
Perkins Select Value Fund Class C Shares	LPL Financial Omnibus Customer Account San Diego, CA	60.43%
	National Financial Services LLC	18.70%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Pershing LLC	12.31%
	Jersey City, NJ
	American Enterprise Investment Svc	8.56%
	FBO 41999970
	Minneapolis, MN
Perkins Small Cap Value Fund Class C Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	20.05%
	Morgan Stanley & Co	13.31%
	Jersey City, NJ
	Merrill Lynch Pierce Fenner & Smith, Inc.	12.54%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	10.71%
	Jersey City, NJ
	National Financial Services LLC	8.39%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	UBS WM USA	7.78%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	American Enterprise Investment Svc	6.59%
	FBO 41999970
	Minneapolis, MN

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Value Plus Income Fund Class C Shares	Janus Capital Group Inc. Denver, CO	78.23%*
	National Financial Services LLC	9.17%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
INTECH Emerging Markets Managed Volatility Fund Class D Shares	Janus Capital Group Inc. Denver, CO	39.05%*
	State St. Bank Cust	6.02%
	IRA A/C TSS
	Stuart, FL
	State St. Bank Cust	5.95%
	IRA A/C AB
	Brooklyn, NY
INTECH International Managed Volatility Fund Class D Shares	MSD & SD JTWROS Burr Ridge, IL	11.60%
	Vassilios Papathanakos	8.76%
	West Palm Beach, FL
	MDE	6.27%
	Denver, CO
Janus Adaptive Global Allocation Fund Class D Shares	Janus Capital Group Inc. Denver, CO	88.64%*
Janus Diversified Alternatives Fund Class D Shares	John S. Fujiwara Denver, CO	9.42%
	State St. Bank Cust	7.31%
	IRA A/C Andrew B. Weisman
	Denver, CO
Janus International Equity Fund Class D Shares	RS Denver, CO	6.36%
	Guy A. Scott	5.32%
	Denver, CO
Janus Multi-Sector Income Fund Class D Shares	Janus Capital Group Inc. Denver, CO	18.28%*
Perkins International Value Fund Class D Shares	Gregory R. Kolb Chicago, IL	16.39%
	DWM	7.93%
	Lake Ariel, PA
	EPA & CA JTWROS	5.86%
	Wayne, NJ
Perkins Large Cap Value Fund Class D Shares	Thomas M. Perkins & JSP TR Perkins Rev Trust U/A 10/02/1991 San Francisco, CA	11.49%
Perkins Select Value Fund Class D Shares	State St. Bank Cust IRA JAF Racine, WI	6.34%
Perkins Value Plus Income Fund Class D Shares	JRK & JJK JTWROS Naperville, IL	5.38%

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH Emerging Markets Managed Volatility Fund Class I Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	80.77%
	Janus Capital Group Inc.	18.04%*
	Denver, CO
INTECH Global Income Managed Volatility Fund Class I Shares	Pershing LLC Jersey City, NJ	29.23%
	Charles Schwab & Co Inc.	28.97%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	National Financial Services LLC	28.35%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	RBC Capital Markets LLC	8.98%
	Mutual Fund Omnibus
	Minneapolis, MN
INTECH International Managed Volatility Fund Class I Shares	Janus Global Allocation Fund – Growth INTECH International Mgd Volatility Denver, CO	37.34%
	Janus Global Allocation Fund – Moderate	32.58%
	INTECH International Mgd Volatility
	Denver, CO
	Janus Global Allocation Fund – Conservative	17.65%
	INTECH International Mgd Volatility
	Denver, CO
INTECH U.S. Core Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	54.02%
	Charles Schwab & Co Inc.	18.80%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	PIMS/Prudential Ret Plan	8.48%
	Nominee Trustee Custodian
	Irving, TX

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH U.S. Managed Volatility Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	24.93%
	UBS WM USA	15.96%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	National Financial Services LLC	13.67%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Charles Schwab & Co Inc.	9.92%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	First Clearing LLC	7.09%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	American Enterprise Investment Svc	6.94%
	FBO 41999970
	Minneapolis, MN
Janus Adaptive Global Allocation Fund Class I Shares	Janus Capital Group Inc. Denver, CO	98.93%*
Janus Asia Equity Fund Class I Shares	Janus Global Allocation Fund – Growth Asia Equity Omnibus Account Denver, CO	47.52%
	Janus Global Allocation Fund – Moderate	26.20%
	Asia Equity Omnibus Account
	Denver, CO
	National Financial Services LLC	23.68%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Balanced Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	19.66%
	First Clearing LLC	12.95%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	National Financial Services LLC	12.85%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Morgan Stanley & Co	9.62%
	Jersey City, NJ
	Charles Schwab & Co Inc.	8.37%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	UBS WM USA	7.29%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Contrarian Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.56%
	First Clearing LLC	14.54%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	MAC & Co	14.42%
	A/C XXXXXXXXXXX
	Pittsburgh, PA
	Morgan Stanley & Co	13.40%
	Jersey City, NJ
	National Financial Services LLC	10.15%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	UBS WM USA	7.76%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
Janus Diversified Alternatives Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	76.03%
	American Enterprise Investment Svc	22.95%
	FBO 41999970
	Minneapolis, MN
Janus Emerging Markets Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	56.17%
	Janus Global Allocation Fund – Growth	20.78%
	Janus Emerging Markets Omnibus Acct
	Denver, CO
	Janus Global Allocation Fund – Moderate	14.60%
	Janus Emerging Markets Omnibus Acct
	Denver, CO
	National Financial Services LLC	7.53%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Enterprise Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers	30.78%
	Jersey City, NJ
	Merrill Lynch Pierce Fenner & Smith, Inc.	23.23%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Charles Schwab & Co Inc.	9.94%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Flexible Bond Fund Class I Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	28.96%
	Edward D Jones & Co	19.71%
	For the Benefit of Customers
	St. Louis, MO
	National Financial Services LLC	10.87%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Merrill Lynch Pierce Fenner & Smith, Inc.	9.38%
	For the Sole Benefit of Customers
	Jacksonville, FL
	UBS WM USA	6.37%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	Morgan Stanley & Co	5.10%
	Jersey City, NJ
Janus Forty Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	41.84%
	Merrill Lynch Pierce Fenner & Smith, Inc.	16.49%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Pershing LLC	9.01%
	Jersey City, NJ
	UBS WM USA	8.03%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	First Clearing LLC	6.38%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
Janus Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	30.00%
	National Financial Services LLC	21.55%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Wells Fargo Bank	12.35%
	FBO Various Retirement Plans
	9888888836
	Charlotte, NC
	First Clearing LLC	8.87%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Merrill Lynch Pierce Fenner & Smith, Inc.	8.30%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Morgan Stanley & Co	6.97%
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Allocation Fund – Conservative Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	38.71%
	Charles Schwab & Co Inc.	16.54%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	Mid Atlantic Trust Company	16.44%
	FBO Bay City Television, Inc.
	401(K) Profit Sharing Plan & Trust
	Pittsburgh, PA
	Merrill Lynch Pierce Fenner & Smith, Inc.	7.83%
	For the Sole Benefit of Customers
	Jacksonville, FL
Janus Global Allocation Fund – Growth Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	44.82%
	Sentry Life Insurance Co Group	17.63%
	Stevens Point, WI
	First Clearing LLC	10.40%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Charles Schwab & Co Inc.	7.41%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
Janus Global Allocation Fund – Moderate Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	28.47%
	Charles Schwab & Co Inc.	19.36%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	First Clearing LLC	18.79%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	MG Trust Company Cust.	6.77%
	FBO America’s 401(K)
	Denver, CO
	Morgan Stanley & Co	6.74%
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Bond Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	36.47%
	Merrill Lynch Pierce Fenner & Smith, Inc.	34.34%
	For the Sole Benefit of Customers
	Jacksonville, FL
	First Clearing LLC	11.73%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	UBS WM USA	8.69%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
Janus Global Life Sciences Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	16.30%
	First Clearing LLC	13.33%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	National Financial Services LLC	12.04%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Morgan Stanley & Co	9.67%
	Jersey City, NJ
	Standard Insurance Co	9.31%
	Portland, OR
	Pershing LLC	7.63%
	Jersey City, NJ
	UBS WM USA	6.82%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
Janus Global Real Estate Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	51.32%
	Janus Global Allocation Fund – Growth	10.19%
	Global Real Estate Omnibus Account
	Denver, CO
	Janus Global Allocation Fund – Moderate	7.17%
	Global Real Estate Omnibus Account
	Denver, CO
	Merrill Lynch Pierce Fenner & Smith, Inc.	6.16%
	For the Sole Benefit of Customers
	Jacksonville, FL

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Research Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	23.10%
	Charles Schwab & Co Inc.	14.77%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	MAC & Co	10.62%
	A/C XXXXXXXXXXX
	Pittsburgh, PA
	First Clearing LLC	6.73%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Merrill Lynch Pierce Fenner & Smith, Inc.	6.29%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Saxon & Co	5.83%
	FBO 20100023002681
	Philadelphia, PA
Janus Global Select Fund Class I Shares	Janus Global Allocation Fund – Growth Global Select Fund Omnibus Account Denver, CO	17.70%
	National Financial Services LLC	14.47%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Merrill Lynch Pierce Fenner & Smith, Inc.	12.12%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Janus Global Allocation Fund – Conservative	11.86%
	Global Select Fund Omnibus Account
	Denver, CO
	Janus Global Allocation Fund – Moderate	10.90%
	Global Select Fund Omnibus Account
	Denver, CO
	First Clearing LLC	7.16%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	UBS WM USA	7.15%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	Morgan Stanley & Co	5.23%
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Technology Fund	National Financial Services LLC	19.82%
Class I Shares	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Morgan Stanley & Co	19.18%
	Jersey City, NJ
	UBS WM USA	14.37%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	Merrill Lynch Pierce Fenner & Smith, Inc.	10.41%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Charles Schwab & Co Inc.	6.37%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	TD Ameritrade Trust	5.40%
	House Acct
	Denver, CO
Janus Global Unconstrained Bond Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	75.01%**
	Charles Schwab & Co Inc.	8.82%**
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
Janus Growth and Income Fund Class I Shares	TIAA-CREF Trust Co Custodian Trustee FBO Retirement Plans, TIAA Recordkeeper St. Louis, MO	17.51%
	Morgan Stanley & Co	15.16%
	Jersey City, NJ
	First Clearing LLC	13.59%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Merrill Lynch Pierce Fenner & Smith, Inc.	13.32%
	For the Sole Benefit of Customers
	Jacksonville, FL
	National Financial Services LLC	12.71%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	UBS WM USA	10.45%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ

**	Shares are held of record on behalf of customers. With respect to Morgan Stanley & Co. and Charles Schwab & Co. Inc., 74.0% represents outstanding Class I Shares held beneficially by William H. Gross (including his family), 520 Newport Center Drive, Suite 1420, Newport Beach, California 92660. Mr. Gross (including his family) beneficially owns 57.5% of the outstanding Shares of the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus High-Yield Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	24.36%
	Merrill Lynch Pierce Fenner & Smith, Inc.	14.52%
	For the Sole Benefit of Customers
	Jacksonville, FL
	JP Morgan Clearing Co	14.08%
	Omnibus Acct
	For Exclusive Benefit of Customers
	Brooklyn, NY
	Charles Schwab & Co Inc.	10.33%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	Morgan Stanley & Co	9.67%
	Jersey City, NJ
	UBS WM USA	7.94%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	Capinco	6.29%
	c/o US Bank NA
	Milwaukee, WI
Janus International Equity Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	21.97%
	Merrill Lynch Pierce Fenner & Smith, Inc.	17.85%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Northern Trust As Trustee	14.82%
	FBO Grief A/C# XX-XXXXX
	Chicago, IL
	UBS WM USA	9.06%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	Pershing LLC	8.09%
	Jersey City, NJ
	First Clearing LLC	6.27%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
Janus Multi-Sector Income Fund Class I Shares	Janus Capital Group Inc. Denver, CO	91.64%*
	National Financial Services LLC	5.59%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Overseas Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	27.99%
	National Financial Services LLC	22.81%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Vanguard Fiduciary Trust Company	9.10%
	Valley Forge, PA
	Pershing LLC	7.79%
	Jersey City, NJ
	First Clearing LLC	7.58%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	UBS WM USA	6.65%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
Janus Real Return Fund Class I Shares	Janus Capital Group Inc. Denver, CO	80.93%*
	National Financial Services LLC	9.79%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	American Enterprise Investment Svc	7.56%
	FBO 41999970
	Minneapolis, MN
Janus Research Fund Class I Shares	Morgan Stanley & Co Jersey City, NJ	25.30%
	Merrill Lynch Pierce Fenner & Smith, Inc.	15.93%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Charles Schwab & Co Inc.	9.39%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	National Financial Services LLC	9.37%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Mendocino County Employees Retirement Association	9.25%
	Ukiah, CA
	Wells Fargo Bank	7.37%
	FBO Various Retirement Plans
	9888888836 NC-1151
	Charlotte, NC
	First Clearing LLC	5.75%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Short-Term Bond Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	28.05%
	Merrill Lynch Pierce Fenner & Smith, Inc.	17.86%
	For the Sole Benefit of Customers
	Jacksonville, FL
	UBS WM USA	13.90%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	First Clearing LLC	8.22%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Morgan Stanley & Co	7.92%
	Jersey City, NJ
	Charles Schwab & Co Inc.	5.50%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
Janus Triton Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	26.98%
	Merrill Lynch Pierce Fenner & Smith, Inc.	8.31%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Charles Schwab & Co Inc.	7.89%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	First Clearing LLC	7.51%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
Janus Venture Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	35.78%
	Morgan Stanley & Co	32.02%
	Jersey City, NJ
	First Clearing LLC	5.87%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Global Value Fund Class I Shares	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	33.81%
	Morgan Stanley & Co	18.32%
	Jersey City, NJ
	Charles Schwab & Co Inc.	15.14%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	First Clearing LLC	9.23%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	National Financial Services LLC	8.79%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Pershing LLC	5.52%
	Jersey City, NJ
	Merrill Lynch Pierce Fenner & Smith, Inc.	5.30%
	For the Sole Benefit of Customers
	Jacksonville, FL
Perkins International Value Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	84.66%
	Strafe & Co	14.82%
	FBO PQT
	HXXXXXXXX
	Newark, DE
Perkins Large Cap Value Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	89.94%
Perkins Mid Cap Value Fund Class I Shares	Edward D Jones & Co For the Benefit of Customers St. Louis, MO	55.79%
	First Clearing LLC	9.45%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	National Financial Services LLC	7.26%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Perkins Select Value Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	98.62	%***

***	Shares are held of record on behalf of customers. With respect to Charles Schwab & Co. Inc., 72.5% represents outstanding Class I Shares held beneficially by Robert Perkins (including his family), Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. Mr. Perkins (including his family) beneficially owns 63.7% of the outstanding Shares of the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Small Cap Value Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	15.00%
	Merrill Lynch Pierce Fenner & Smith, Inc.	10.81%
	For the Sole Benefit of Customers
	Jacksonville, FL
	Charles Schwab & Co Inc.	9.10%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	First Clearing LLC	6.73%
	Special Custody Acct
	For the Exclusive Benefit of Customer
	St. Louis, MO
	Associated Trust Company	5.47%
	FBO Associated Banc-Corp P/S & Ret
	Green Bay, WI
	Associated Trust Company	5.30%
	Green Bay, WI
Perkins Value Plus Income Fund Class I Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	59.17%
	National Financial Services LLC	34.54%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Perkins Mid Cap Value Fund Class L Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	22.14%
	Pershing LLC	14.52%
	Jersey City, NJ
	Charles Schwab & Co Inc.	13.94%
	Reinvest Account
	San Francisco, CA
	National Financial Svcs Corp	11.13%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Raymond James	8.30%
	House Acct Firm #92500015
	Omnibus for Mutual Funds
	St. Petersburg, FL
	Morgan Stanley & Co	5.96%
	Jersey City, NJ
Perkins Small Cap Value Fund Class L Shares	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	22.01%
	Vanguard Fiduciary Trust Co	19.47%
	Valley Forge, PA
	National Financial Svcs Corp	18.87%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH U.S. Core Fund Class N Shares	Janus Capital Group Inc. Denver, CO	100%*
INTECH U.S. Managed Volatility Fund Class N Shares	Janus Global Allocation Fund – Growth INTECH U.S. Managed Volatility Denver, CO	34.30%
	Janus Global Allocation Fund – Moderate	34.13%
	INTECH U.S. Managed Volatility
	Denver, CO
	Janus Global Allocation Fund – Conservative	24.72%
	INTECH U.S. Managed Volatility
	Denver, CO
	National Financial Services LLC	5.56%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Adaptive Global Allocation Fund Class N Shares	Janus Global Allocation Fund – Moderate Adaptive Global Allocation Omnibus Denver, CO	28.61%
	Janus Global Allocation Fund – Conservative	26.35%
	Adaptive Global Allocation Omnibus
	Denver, CO
	Janus Global Allocation Fund – Growth	25.54%
	Adaptive Global Allocation Omnibus
	Denver, CO
	Janus Capital Group Inc.	17.92%*
	Denver, CO
Janus Balanced Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	85.64%
Janus Diversified Alternatives Fund Class N Shares	Janus Global Allocation Fund – Moderate Diversified Alternatives Omnibus Denver, CO	45.39%
	Janus Global Allocation Fund – Growth	26.61%
	Diversified Alternatives Omnibus
	Denver, CO
	Janus Global Allocation Fund – Conservative	24.42%
	Diversified Alternatives Omnibus
	Denver, CO
Janus Enterprise Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	59.92%
	Wells Fargo Bank	5.60%
	FBO Various Retirement Plans
	9888888836
	Charlotte, NC

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Flexible Bond Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	31.72%
	JPMorgan Chase Bank, N.A. As Custodian	8.30%
	FBO P XXXXX
	Brooklyn, NY
	Charles Schwab & Co Inc.	7.58%
	Special Custody A/C
	FBO Customers
	San Francisco, CA
	Voya Retirement Insurance and Annuity Company	7.49%
	Windsor, CT
	Wells Fargo Bank NA Trustee	6.47%
	City of Tallahassee Matched Annuity
	c/o FASCore LLC
	Greenwood Village, CO
Janus Forty Fund Class N Shares	Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA	29.69%
	Saxon & Co	21.80%
	FBO 20-01-302-9912426
	Philadelphia, PA
	Sentry Life Insurance Co Group	17.93%
	Stevens Point, WI
	National Financial Services LLC	6.88%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Janus Global Allocation Fund – Growth	5.81%
	Janus Forty Omnibus Account
	Denver, CO
Janus Fund Class N Shares	Sentry Life Insurance Co Group Stevens Point, WI	53.44%
	National Financial Services LLC	15.47%
	For the Exclusive Benefit of Our Customers	.
	Jersey City, NJ
	Janus Global Allocation Fund – Moderate	9.65%
	Janus Fund Omnibus Account
	Denver, CO
	Janus Global Allocation Fund – Conservative	7.96%
	Janus Fund Omnibus Account
	Denver, CO
	Great-West Trust Company LLC	5.20%
	Trust/Retirement Plans
	Greenwood Village, CO
Janus Global Unconstrained Bond Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	88.13%

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus High-Yield Fund Class N Shares	Sentry Life Insurance Co Group Stevens Point, WI	53.19%
	National Financial Services LLC	24.47%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Great West Life & Annuity	12.54%
	FBO Variable Annuity 5
	Greenwood Village, CO
Janus International Equity Fund Class N Shares	Janus Global Allocation Fund – Growth International Equity Omnibus Acct Denver, CO	39.10%
	Janus Global Allocation Fund – Moderate	33.96%
	International Equity Omnibus Acct
	Denver, CO
	Janus Global Allocation Fund – Conservative	22.61%
	International Equity Omnibus Acct
	Denver, CO
Janus Multi-Sector Income Fund Class N Shares	Janus Capital Group Inc. Denver, CO	72.36%*
	National Financial Services LLC	27.64%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Overseas Fund Class N Shares	Sentry Life Insurance Co Group Stevens Point, WI	36.53%
	Janus Global Allocation Fund – Growth	15.45%
	Overseas Fund Omnibus Account
	Denver, CO
	Wells Fargo Bank	13.61%
	FBO Various Retirement Plans
	9888888836
	Charlotte, NC
	National Financial Services LLC	13.43%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Janus Global Allocation Fund – Moderate	12.48%
	Overseas Fund Omnibus Account
	Denver, CO
	Janus Global Allocation Fund – Conservative	6.41%
	Overseas Fund Omnibus Account
	Denver, CO
Janus Research Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	46.86%
	Sentry Life Insurance Co Group	42.31%
	Stevens Point, WI

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Short-Term Bond Fund Class N Shares	Janus Global Allocation Fund – Conservative Short Term Bond Omnibus Account Denver, CO	49.62%
	Janus Global Allocation Fund – Moderate	33.36%
	Short Term Bond Omnibus Account
	Denver, CO
	National Financial Services LLC	11.20%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Triton Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	39.56%
	Great-West Trust Company LLC	12.19%
	Greenwood Village, CO
	Minnesota Life Insurance Company	10.36%
	St. Paul, MN
Janus Venture Fund Class N Shares	Taynik & Co c/o Investors Bank & Trust Boston, MA	46.88%
	National Financial Services LLC	10.03%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Great-West Trust Company LLC Ttee	9.50%
	Employee Benefits Clients 401K
	Greenwood Village, CO
	State Street Bank & Trust As Cust	9.36%
	FBO ADP Access Product
	Boston, MA
	Wells Fargo Bank NA Trustee	6.42%
	Kern County Deferred Comp Plan
	c/o FASCore LLC
	Greenwood Village, CO
Perkins Global Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	100%
Perkins International Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	65.47%
	Janus Capital Group Inc.	34.53%*
	Denver, CO

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Large Cap Value Fund Class N Shares	Janus Global Allocation Fund – Moderate Perkins Large Cap Value Omnibus Denver, CO	35.36%
	Janus Global Allocation Fund – Growth	33.44%
	Perkins Large Cap Value Omnibus
	Denver, CO
	Janus Global Allocation Fund – Conservative	26.30%
	Perkins Large Cap Value Omnibus
	Denver, CO
Perkins Mid Cap Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	60.63%
	Minnesota Life Insurance Company	24.75%
	St. Paul, MN
Perkins Small Cap Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	51.11%
	State of Louisiana Trustee	12.19%
	FBO Louisiana Public Employees DCP
	Greenwood Village, CO
	Wells Fargo Bank	8.03%
	FBO Various Retirement Plans
	9888888836
	Charlotte, NC
	SEI Private Trust Company	6.52%
	c/o Wood Trust Bank ID 485 TPA
	Oaks, PA
Janus Balanced Fund Class R Shares	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	26.44%
	State Street Bank & Trust As Cust	16.16%
	FBO ADP Access Product
	Boston, MA
	Merrill Lynch	10.44%
	Jacksonville, FL
	Voya Institutional Trust Company	8.17%
	Windsor, CT
Janus Contrarian Fund Class R Shares	Reliance Trust Company FBO MassMutual DMF Atlanta, GA	58.79%
	Ascensus Trust Company	9.47%
	FBO Caruso & McGovern Construction Inc. XXXXXX
	Fargo, ND
	Ascensus Trust Company	5.49%
	FBO Surgical Consultants, PLLC 401(K) XXXXXX
	Fargo, ND

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Enterprise Fund Class R Shares	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	14.26%
	State Street Bank & Trust As Cust	12.44%
	FBO ADP Access Product
	Boston, MA
	Merrill Lynch	10.82%
	Jacksonville, FL
	DCGT Trustee &/or Custodian	8.54%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
Janus Flexible Bond Fund Class R Shares	Merrill Lynch Jacksonville, FL	26.38%
	Taynik & Co	14.53%
	c/o Investors Bank & Trust
	Boston, MA
	Voya Institutional Trust Company	8.82%
	Windsor, CT
	Sammons Financial Network LLC	5.05%
	West Des Moines, IA
Janus Forty Fund Class R Shares	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	41.66%
	Merrill Lynch	15.90%
	Jacksonville, FL
	State Street Bank & Trust As Cust	11.22%
	FBO ADP Access Product
	Boston, MA
	American United Life Ins Co	6.81%
	AUL American Group Ret Annuity
	Indianapolis, IN
Janus Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	49.70%
	State Street Bank & Trust As Cust	22.78%
	FBO ADP Access Product
	Boston, MA
	DCGT Trustee &/or Custodian	8.45%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
	Merrill Lynch	6.25%
	Jacksonville, FL

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Research Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	55.74%
	Merrill Lynch	13.27%
	Jacksonville, FL
	DCGT Trustee &/or Custodian	8.67%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
	TLK Ttee	7.48%
	FBO Wagner Die Supply Inc. 401K PSP
	c/o FASCore LLC
	Greenwood Village, CO
Janus Global Select Fund Class R Shares	Capital Bank & Trust Company Ttee CQM Inc. 401K Savings Plan	39.99%
	Greenwood Village, CO
	Reliance Trust Company	15.84%
	FBO MassMutual DMF
	Atlanta, GA
	JP Morgan Clearing Co	12.44%
	Omnibus Acct
	For Exclusive Benefit of Customers
	Brooklyn, NY
	Intl Sourcing & Marketing Ltd Ttee	7.82%
	Intl Sourcing & Marketing Ltd 401K
	c/o FASCore LLC
	Greenwood Village, CO
	Mid Atlantic Trust Company	5.77%
	FBO Poliquin & Degrave LLP 401(K) Profit
	Pittsburgh, PA
Janus Global Unconstrained Bond Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	78.07%
	Janus Capital Group Inc.	21.93%*
	Denver, CO
Janus Growth and Income Fund Class R Shares	American United Life Ins Co AUL American Unit Trust Indianapolis, IN	34.66%
	Fifth Third Bank Ttee	19.63%
	FBO Rollover Shareholder Svcs LLC
	A/C #XX-X-XXXXXXX
	Cincinnati, OH
	TLK Ttee	14.80%
	FBO Wagner Die Supply Inc. 401K PSP
	c/o FASCore LLC
	Greenwood Village, CO
	Jahnke & Jahnke Associates Inc. Ttee	8.36%
	Jahnke & Jahnke Associates Inc. 401K
	c/o FASCore LLC
	Greenwood Village, CO
	American United Life Ins Co	5.83%
	AUL American Group Ret Annuity
	Indianapolis, IN

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus High-Yield Fund Class R Shares	Merrill Lynch Jacksonville, FL	28.29%
	HY & Company Inc. Ttee	14.34%
	HY & Company Inc. 401K
	c/o FASCore LLC
	Greenwood Village, CO
	Ascensus Trust Company	13.02%
	FBO Spring Manufacturing Corporation PS XXXXXX
	Fargo, ND
	MG Trust Company Cust.	9.19%
	FBO Creative Times, Inc. 401(K) Plan
	Denver, CO
	Graycliff Partners Trustee	5.45%
	FBO Graycliff Partners LP 401K PSP
	Greenwood Village, CO
Janus International Equity Fund Class R Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	33.93%
	FIIOC	25.01%
	FBO CSS International Inc. 401K Plan
	Covington, KY
	MO & RS Ttee	8.87%
	Dakota Milestones Inc. 401K
	c/o FASCore LLC
	Greenwood Village, CO
Janus Overseas Fund Class R Shares	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	39.04%
	State Street Bank & Trust As Cust	20.82%
	FBO ADP Access Product
	Boston, MA
	Merrill Lynch	7.78%
	Jacksonville, FL
	Sammons Financial Network LLC	6.68%
	West Des Moines, IA

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Triton Fund Class R Shares	Merrill Lynch Jacksonville, FL	16.37%
	Charles Schwab & Co Inc.	11.03%
	Special Custody Account
	FBO Institutional Client Accounts
	San Francisco, CA
	DCGT Trustee &/or Custodian	10.16%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
	State Street Bank & Trust As Cust	9.81%
	FBO ADP Access Product
	Boston, MA
	National Financial Services LLC	7.16%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Sammons Financial Network LLC	6.29%
	West Des Moines, IA
Perkins Mid Cap Value Fund Class R Shares	Sammons Financial Network LLC West Des Moines, IA	14.84%
	Hartford Life Insurance Co	13.19%
	Separate Account DC IV
	Hartford, CT
	State Street Bank & Trust As Cust	8.69%
	FBO ADP Access Product
	Boston, MA
	Merrill Lynch	7.79%
	Jacksonville, FL
Perkins Small Cap Value Fund Class R Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	22.52%
	PIMS/Prudential Retirement	14.88%
	As Nominee for the Ttee/Cust PL XXX
	Melaleuca, Inc. 401(K) Savings
	Idaho Falls, ID
	Merrill Lynch	10.87%
	Jacksonville, FL
	Capital Bank & Trust Company Ttee	5.59%
	LJR Inc. 401K
	Greenwood Village, CO
INTECH Emerging Markets Managed Volatility Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
INTECH Global Income Managed Volatility Fund Class S Shares	Janus Capital Group Inc. Denver, CO	56.75%*
	National Financial Services LLC TR	33.50%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
	Pershing LLC	9.75%
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH International Managed Volatility Fund Class S Shares	Janus Capital Group Inc. Denver, CO	99.99%*
INTECH U.S. Core Fund Class S Shares	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	49.20%
	UMB Bank NA	14.34%
	FBO Fiduciary for Tax Deferred Accounts
	Topeka, KS
	Security Benefit Life Insurance Co	13.03%
	FBO SBL Variable Annuity Acct XIV
	Topeka, KS
INTECH U.S. Managed Volatility Fund Class S Shares	Ascensus Trust Company FBO Transwood Employees’ Ret Plan XXXXXX Fargo, ND	25.76%
	American United Life Ins Co	24.87%
	Group Retirement Annuity
	Indianapolis, IN
	Charles Schwab & Co Inc.	17.54%
	Special Custody Account
	FBO Institutional Client Accounts
	San Francisco, CA
	Pershing LLC	8.49%
	Jersey City, NJ
	Nationwide Trust Company FSB	7.17%
	Columbus, OH
	American United Life Ins Co	5.76%
	Unit Investment Trust
	Indianapolis, IN
Janus Adaptive Global Allocation Fund Class S Shares	Janus Capital Group Inc. Denver, CO	99.43%*
Janus Asia Equity Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Balanced Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	20.07%
	State Street Bank & Trust As Cust	10.16%
	FBO ADP Access Product
	Boston, MA
	Guardian Insurance & Annuity Co	8.20%
	Sep-Acct L
	Allentown, PA

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Contrarian Fund Class S Shares	Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC-1151 Charlotte, NC	62.07%
	FIIOC	8.31%
	FBO PF Changs Bistro Inc.
	Covington, KY
	MG Trust Company Cust.	5.02%
	FBO Visionary Communications, Inc. 401(K)
	Denver, CO
Janus Diversified Alternatives Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Janus Emerging Markets Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	83.06%
	Janus Capital Group Inc.	8.48%*
	Denver, CO
Janus Enterprise Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	11.64%
	DCGT Trustee &/or Custodian	7.09%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
	National Financial Services LLC	7.01%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
Janus Flexible Bond Fund Class S Shares	Saxon & Co FBO 91 Vested Interest Omnibus Asset A/C #20-01-302-9912426 Philadelphia, PA	15.92%
	Nationwide Trust Co Trust FSB	7.82%
	Columbus, OH
Janus Forty Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	17.23%
	Nationwide Trust Company FSB	10.77%
	Columbus, OH
	Hartford Life Insurance Co	9.33%
	Separate Account DC IV
	Hartford, CT
	National Financial Services LLC TR	8.73%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
	Voya Retirement Insurance and Annuity Company	7.69%
	Windsor, CT

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Fund Class S Shares	Ohio National Life Insurance Co FBO Its Separate Accounts Cincinnati, OH	17.63%
	Reliance Trust Company	13.51%
	FBO Retirement Plans Serviced by MetLife
	c/o FASCore LLC
	Greenwood Village, CO
	Saxon & Co	13.20%
	FBO 91 Vested Interest Omnibus Asset
	A/C #20-01-302-9912426
	Philadelphia, PA
	ICMA Retirement Corporation	7.03%
	WTRISC Co IRA Omnibus Acct
	Washington, DC
	Guardian Insurance & Annuity Co	6.07%
	Sep-Acct L
	Allentown, PA
	Nationwide Trust Company FSB	5.89%
	Columbus, OH
	Wells Fargo Bank	5.08%
	FBO Various Retirement Plans
	Charlotte, NC
Janus Global Allocation Fund – Conservative Class S Shares	FIIOC FBO IMX 401K Profit Sharing Plan Covington, KY	29.43%
	Equitable Life	27.18%
	For Separate A/C #65
	On Behalf of Various 401(K) Expediter Plans
	Secaucus, NJ
	State Street Bank & Trust As Cust	20.59%
	FBO ADP Access Product
	Boston, MA
	MG Trust Company Cust.	6.86%
	FBO Zubatkin Associates, Inc. 401(K)
	Denver, CO
	FIIOC	5.77%
	FBO All Access Staging & Productions Inc. 401K Plan
	Covington, KY
Janus Global Allocation Fund – Growth Class S Shares	Equitable Life For Separate A/C #65 On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	38.02%
	State Street Bank & Trust As Cust	28.69%
	FBO ADP Access Product
	Boston, MA
	Great-West Trust Company LLC Ttee	14.46%
	Employee Benefits Clients 401K
	Greenwood Village, CO
	FIIOC	11.69%
	FBO BWG MD Inc. 401(K) Plan and Trust
	Covington, KY

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Allocation Fund – Moderate Class S Shares	Equitable Life For Separate A/C #65 On Behalf of Various 401(K) Expediter Plans Secaucus, NJ	31.79%
	FIIOC	31.69%
	FBO IMX 401K Profit Sharing Plan
	Covington, KY
	State Street Bank & Trust As Cust	20.19%
	FBO ADP Access Product
	Boston, MA
	FIIOC	8.88%
	FBO BWG MD Inc. 401(K) Plan and Trust
	Covington, KY
Janus Global Bond Fund Class S Shares	Janus Capital Group Inc. Denver, CO	98.97%*
Janus Global Life Sciences Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	15.72%
	JP Morgan Clearing Co	8.98%
	Omnibus Acct
	For Exclusive Benefit of Customers
	Brooklyn, NY
	Taynik & Co	8.30%
	c/o Investors Bank & Trust
	Boston, MA
	Ascensus Trust Company	8.18%
	FBO Meadowbrook, Inc. 401(K) Profit Sha XXXXXX
	Fargo, ND
	National Financial Services LLC TR	5.04%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
Janus Global Real Estate Fund Class S Shares	Cornerstone Government Affairs Ttee Cornerstone Government Affairs 401K c/o FASCore LLC Greenwood Village, CO	8.50%
	Ascensus Trust Company	8.14%
	FBO Integrated Design, Inc. 401(K) Plan XXXXXX
	Fargo, ND
	Capital Bank & Trust Co Ttee	5.49%
	FBO Huen Electric Inc. 401K
	c/o FASCore LLC
	Greenwood Village, CO

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Research Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	53.16%
	Guardian Insurance & Annuity Co	5.28%
	Sep-Acct L
	Allentown, PA
	Nationwide Trust Company FSB	5.16%
	Columbus, OH
Janus Global Select Fund Class S Shares	Capital Bank & Trust Company Ttee McCook Clinic Retirement 401K Greenwood Village, CO	19.93%
	DCGT Trustee &/or Custodian	19.44%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
	National Financial Services LLC TR	16.61%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
	Pershing LLC	10.12%
	Jersey City, NJ
	LPL Financial	8.08%
	Omnibus Customer Account
	San Diego, CA
	MG Trust Company Cust.	7.75%
	FBO ZeaChem Inc. 401(K) Plan
	Denver, CO
	JF & JF	5.48%
	c/o Fern Electric & Control Co PSP
	South San Francisco, CA
Janus Global Technology Fund Class S Shares	FIIOC FBO Santander Consumer USA Inc. Covington, KY	42.32%
	FIIOC	13.19%
	FBO Bandwidth.com 401K Profit Sharing & Trust
	Covington, KY
	State Street Bank & Trust As Cust	9.61%
	FBO ADP Access Product
	Boston, MA
	Guardian Insurance & Annuity Co Inc.	8.88%
	Separate Account T
	Allentown, PA
	Saxon & Co	6.14%
	FBO 20-01-302-9912426
	Philadelphia, PA
	Guardian Insurance & Annuity Co	5.51%
	Sep-Acct L
	Allentown, PA

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Unconstrained Bond Fund Class S Shares	National Financial Services LLC TR For Exclusive Benefit of Our Cust Jersey City, NJ	77.87%
	Janus Capital Group Inc.	10.73%*
	Denver, CO
	Pershing LLC	5.47%
	Jersey City, NJ
Janus Growth and Income Fund Class S Shares	Saxon & Co FBO 91 Vested Interest Omnibus Asset A/C #20-01-302-9912426 Philadelphia, PA	20.34%
	Nationwide Trust Company FSB	17.74%
	Columbus, OH
	TD Ameritrade Trust Company	11.77%
	XXXXX
	Denver, CO
	National Financial Services LLC TR	6.03%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
Janus High-Yield Fund Class S Shares	LPL Financial Omnibus Customer Account San Diego, CA	32.56%
	FIIOC	10.87%
	FBO Pyromation Inc.
	Covington, KY
	Wells Fargo Bank	9.67%
	FBO Various Retirement Plans
	9888888836 NC-1151
	Charlotte, NC
	National Financial Services LLC TR	9.12%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
	FIIOC	8.10%
	FBO Hobbs Inc. 401K Profit Sharing Plan
	Covington, KY
Janus International Equity Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	41.03%
	LPL Financial	7.95%
	Omnibus Customer Account
	San Diego, CA
Janus Multi-Sector Income Fund Class S Shares	Janus Capital Group Inc. Denver, CO	99.63%*

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Overseas Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	28.94%
	Hartford Life Insurance Co	21.51%
	Separate Account DC IV
	Hartford, CT
	UMB Bank NA	6.46%
	FBO Fiduciary for Tax Deferred Accounts
	Topeka, KS
	Nationwide Trust Company FSB	5.93%
	Columbus, OH
Janus Real Return Fund Class S Shares	Janus Capital Group Inc. Denver, CO	99.43%*
Janus Research Fund Class S Shares	UMB Bank NA FBO Fiduciary for Various Retirement Programs Topeka, KS	31.44%
	DCGT Trustee &/or Custodian	23.50%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
	Great-West Trust Company LLC Ttee	20.05%
	Employee Benefits Clients 401K
	Greenwood Village, CO
	American United Life Ins Co	11.16%
	AUL American Group Ret Annuity
	Indianapolis, IN
Janus Short-Term Bond Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	56.71%
	Ascensus Trust Company	16.42%
	FBO Kirst Construction 401K Plan XXXXX
	Fargo, ND
	Charles Schwab & Co Inc.	6.56%
	Special Custody Account
	FBO Institutional Client Accounts
	San Francisco, CA
Janus Triton Fund Class S Shares	State Street Bank & Trust As Cust FBO ADP Access Product Boston, MA	16.59%
	DCGT Trustee &/or Custodian	7.98%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA
	SunTrust Bank	7.84%
	FBO Various SunTrust Omnibus Accounts
	Greenwood Village, CO
	Great-West Trust Company LLC Ttee	6.47%
	Employee Benefits Clients 401K
	Greenwood Village, CO

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Venture Fund Class S Shares	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	24.00%
	Great-West Trust Company LLC Ttee	19.34%
	FBO Great West IRA Advantage
	c/o FASCore LLC
	Greenwood Village, CO
	Taynik & Co	7.91%
	c/o Investors Bank & Trust
	Boston, MA
	Great-West Life & Annuity	7.02%
	FBO Future Funds II
	Greenwood Village, CO
Perkins Global Value Fund Class S Shares	LPL Financial Omnibus Customer Account San Diego, CA	62.74%
	TD Ameritrade	20.63%
	FBO The B Family Trust
	UA Nov 01, 2001
	D or DB TRs
	Shrewsbury, MA
	TD Ameritrade	8.03%
	FBO TH IRA
	TD Ameritrade Clearing Custodian
	Ventura, CA
Perkins International Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	90.99%*
	National Financial Services LLC TR	9.01%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
Perkins Large Cap Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Perkins Mid Cap Value Fund Class S Shares	Great-West Trust Company LLC Ttee FBO Great West IRA Advantage c/o FASCore LLC Greenwood Village, CO	19.51%
	Massachusetts Mutual Life Insurance Company	12.81%
	Springfield, MA
	Great-West Trust Company LLC Ttee	8.18%
	Employee Benefits Clients 401K
	Greenwood Village, CO
	Great West Life & Annuity	7.46%
	Greenwood Village, CO
	UMB Bank NA	6.54%
	FBO Fiduciary for Tax Deferred Acct
	Topeka, KS

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Select Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%*
Perkins Small Cap Value Fund Class S Shares	VRSCO FBO AIGFSB Custodian Trustee FBO State Univ System of Florida 403B Houston, TX	36.19%
	State Street Bank & Trust As Cust	16.22%
	FBO ADP Access Product
	Boston, MA
	National Financial Svcs Corp	6.68%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	American United Life Insurance Co	5.19%
	Group Retirement Annuity
	Indianapolis, IN
Perkins Value Plus Income Fund Class S Shares	Janus Capital Group Inc. Denver, CO	99.93%*
INTECH Emerging Markets Managed Volatility Fund Class T Shares	Janus Capital Group Inc. Denver, CO	94.42%*
INTECH Global Income Managed Volatility Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	61.86%
	LPL Financial	23.93%
	Omnibus Customer Account
	San Diego, CA
	Charles Schwab & Co Inc.	8.74%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
INTECH International Managed Volatility Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	81.43%
	LPL Financial	13.81%
	Omnibus Customer Account
	San Diego, CA
INTECH U.S. Core Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	47.12%
	National Financial Services Co	33.84%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
INTECH U.S. Managed Volatility Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	69.08%
	LPL Financial	16.55%
	Omnibus Customer Account
	San Diego, CA
	National Financial Services Co	11.48%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Adaptive Global Allocation Fund Class T Shares	Janus Capital Group Inc. Denver, CO	99.53%*
Janus Asia Equity Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	49.49%
	TD Ameritrade Inc.	23.06%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
	Pershing LLC	8.84%
	Jersey City, NJ
	Pershing LLC	7.65%
	Jersey City, NJ
Janus Balanced Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	44.48%
	National Financial Services LLC	29.90%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Contrarian Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	37.08%
	National Financial Services LLC	36.22%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	TD Ameritrade Inc.	5.31%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
Janus Diversified Alternatives Fund Class T Shares	Janus Capital Group Inc. Denver, CO	80.08%*
	TD Ameritrade Inc.	7.10%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
	LPL Financial	6.86%
	Omnibus Customer Account
	San Diego, CA
Janus Emerging Markets Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	52.43%
	National Financial Services LLC	39.80%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
Janus Enterprise Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	48.49%
	Charles Schwab & Co Inc.	29.34%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Flexible Bond Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	38.22%
	Charles Schwab & Co Inc.	22.71%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	TD Ameritrade Inc.	11.14%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
	LPL Financial	8.52%
	Omnibus Customer Account
	San Diego, CA
Janus Forty Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	44.16%
	National Financial Services Co	19.43%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Great-West Trust Company LLC	10.73%
	Trust/Retirement Plans
	Greenwood Village, CO
	LPL Financial	9.95%
	Omnibus Customer Account
	San Diego, CA
Janus Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	43.57%
	National Financial Services LLC	25.28%
	For Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Global Allocation Fund – Conservative Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	55.47%
	National Financial Services Co	17.09%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Pershing LLC	6.33%
	Jersey City, NJ
	TD Ameritrade Inc.	5.61%
	For the Exclusive Benefit of Our Clients
	Omaha, NE

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Allocation Fund – Growth Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	28.44%
	National Financial Services Co	25.01%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	TD Ameritrade Inc.	8.27%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
	State Street Bank & Trust As Cust	5.80%
	FBO ADP Access Product
	Boston, MA
	Pershing LLC	5.19%
	Jersey City, NJ
Janus Global Allocation Fund – Moderate Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	37.70%
	Charles Schwab & Co Inc.	19.16%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	LPL Financial	12.76%
	Omnibus Customer Account
	San Diego, CA
	TD Ameritrade Inc.	6.68%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
Janus Global Bond Fund Class T Shares	LPL Financial Omnibus Customer Account San Diego, CA	55.73%
	National Financial Services LLC	19.56%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
	Charles Schwab & Co Inc.	12.12%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
Janus Global Life Sciences Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	49.69%
	National Financial Services LLC	31.36%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	TD Ameritrade Inc.	5.06%
	For the Exclusive Benefit of Our Clients
	Omaha, NE

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Real Estate Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	80.01%
	National Financial Services Co	11.40%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Global Research Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	41.74%
	National Financial Services LLC	29.91%
	For Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Global Select Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	40.43%
	National Financial Services Co	32.15%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	TD Ameritrade Inc.	7.58%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
Janus Global Technology Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	49.79%
	National Financial Services LLC	24.68%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	TD Ameritrade Inc.	6.37%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
Janus Global Unconstrained Bond Fund Class T Shares	National Financial Svcs Corp For the Exclusive Benefit of Our Customers Jersey City, NJ	30.84%
	Charles Schwab & Co Inc.	27.20%
	Reinvest Account
	San Francisco, CA
	Janus Capital Group Inc.	13.46%*
	Denver, CO
	LPL Financial	11.97%
	Omnibus Customer Account
	San Diego, CA
	TD Ameritrade Inc.	9.73%
	For the Exclusive Benefit of Our Clients
	Omaha, NE

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Government Money Market Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	48.76%
	TD Ameritrade Inc.	14.01%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
	UBS WM USA	12.52%
	0O0 11011 6100
	Omni Account M/F
	Jersey City, NJ
	Pershing LLC	7.19%
	Jersey City, NJ
Janus Growth and Income Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	47.91%
	National Financial Services LLC	28.32%
	For Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus High-Yield Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	60.70%
	Charles Schwab & Co Inc.	24.42%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	TD Ameritrade Inc.	6.72%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
Janus International Equity Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	50.35%
	National Financial Services Co	20.55%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	LPL Financial	8.28%
	Omnibus Customer Account
	San Diego, CA
	FIIOC	5.31%
	FBO Allsup Inc. Retirement Savings Plan
	Covington, KY
Janus Money Market Fund Class T Shares	BNYM IS Trust Co FBO Wrap Clients King of Prussia, PA	43.11%
	Bank of New York As Cust	23.40%
	For Mass Mutual Life Insurance Co
	New York, NY
	Bank of New York Mellon Cust	23.40%
	For NY Life Ins Co As Depositor
	New York, NY
	National Financial Services LLC	5.23%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Multi-Sector Income Fund Class T Shares	National Financial Svcs Corp For the Exclusive Benefit of Our Customers Jersey City, NJ	87.01%
	Janus Capital Group Inc.	7.87%*
	Denver, CO
Janus Overseas Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	41.73%
	National Financial Services LLC	35.36%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Real Return Fund Class T Shares	Janus Capital Group Inc. Denver, CO	68.16%*
	Charles Schwab & Co Inc.	11.74%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	National Financial Services LLC	8.42%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	LPL Financial	8.26%
	Omnibus Customer Account
	San Diego, CA
Janus Research Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	45.22%
	National Financial Services LLC	31.05%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Janus Short-Term Bond Fund Class T Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	58.86%
	Charles Schwab & Co Inc.	25.42%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	TD Ameritrade Inc.	6.95%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
Janus Triton Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	51.74%
	Charles Schwab & Co Inc.	27.05%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Twenty Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	24.21%
	National Financial Services Co	20.49%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Minnesota State Retirement System	18.42%
	Defined Contribution Plans
	St. Paul, MN
Janus Venture Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	50.45%
	National Financial Services Co	31.78%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Perkins Global Value Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	53.55%
	LPL Financial	21.00%
	Omnibus Customer Account
	San Diego, CA
	National Financial Services Co	9.91%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	TD Ameritrade Inc.	7.70%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
Perkins International Value Fund Class T Shares	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	47.83%
	LPL Financial	25.93%
	Omnibus Customer Account
	San Diego, CA
	National Financial Services Co	17.01%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Vanguard Brokerage Services	8.90%
	Account XXXX-XXXX
	Valley Forge, PA
Perkins Large Cap Value Fund Class T Shares	LPL Financial Omnibus Customer Account San Diego, CA	48.05%
	National Financial Services Co	25.31%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
	Charles Schwab & Co Inc.	15.14%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Mid Cap Value Fund Class T Shares	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	39.70%
	National Financial Svcs Corp	39.08%
	For the Exclusive Benefit of Our Customers
	Jersey City, NJ
Perkins Select Value Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	59.73%
	National Financial Services LLC	30.71%
	For Exclusive Benefit of Our Cust
	Jersey City, NJ
Perkins Small Cap Value Fund Class T Shares	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	34.34%
	Charles Schwab & Co Inc.	26.76%
	Reinvest Account
	San Francisco, CA
	Wells Fargo Bank	8.08%
	FBO Various Retirement Plans
	9888888836 NC-1151
	Charlotte, NC
	OK Pub Emp Ret Sys Brd of Trustees	5.49%
	FBO OK St Emp DCP SoonerSave 457
	c/o FASCore LLC
	Greenwood Village, CO
Perkins Value Plus Income Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	34.57%
	Charles Schwab & Co Inc.	19.91%
	Exclusive Benefit of Our Customers
	Reinvest Account
	San Francisco, CA
	Pershing LLC	9.62%
	Jersey City, NJ
	TD Ameritrade Inc.	9.49%
	For the Exclusive Benefit of Our Clients
	Omaha, NE
	RBC Capital Markets LLC	7.68%
	Mutual Fund Omnibus
	Minneapolis, MN

Form of

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 150 Clayton Lane Denver, CO 80206 on June 14, 2016

Please detach at perforation before mailing.

JANUS INVESTMENT FUND	PROXY
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 14, 2016

This Proxy is solicited on behalf of the Trustees of Janus Investment Fund. The undersigned, revoking any previous proxies, hereby appoints Bruce Koepfgen, Stephanie Grauerholz, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) of Janus Investment Fund (the “Trust,” each separate series thereof, a “Fund”), to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, 80206 on June 14, 2016 at 9:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.

Receipt of the Notice of a Joint Special Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of Janus Investment Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appears on the Proxy Card. If you are signing this Proxy Card for a corporation, estate, trust or in other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	JAN_27756_042116

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Janus Investment Fund

Joint Special Meeting of Shareholders to Be Held on June 14, 2016.

The Joint Proxy Statement for this Meeting is available at:

https://www.proxy-direct.com/jan-27756

FUNDS	FUNDS	FUNDS

Janus Adaptive Global Allocation Fund

Janus Contrarian Fund

Janus Enterprise Fund

Janus Fund

Janus Global Allocation Fund – Moderate

Janus Global Real Estate Fund

Janus Global Technology Fund

Janus Growth and Income Fund

Janus Money Market Fund

Janus Real Return Fund

Janus Triton Fund

INTECH Emerging Markets Managed Volatility Fund

INTECH U.S. Core Fund

Perkins International Value Fund

Perkins Select Value Fund

Janus Asia Equity Fund

Janus Diversified Alternatives Fund

Janus Flexible Bond Fund

Janus Global Allocation Fund – Conservative

Janus Global Bond Fund

Janus Global Research Fund

Janus Global Unconstrained Bond Fund

Janus High-Yield Fund

Janus Multi-Sector Income Fund

Janus Research Fund

Janus Twenty Fund

INTECH Global Income Managed Volatility Fund

INTECH U.S. Managed Volatility Fund

Perkins Large Cap Value Fund

Perkins Small Cap Value Fund

Janus Balanced Fund

Janus Emerging Markets Fund

Janus Forty Fund

Janus Global Allocation Fund – Growth

Janus Global Life Sciences Fund

Janus Global Select Fund

Janus Government Money Market Fund

Janus International Equity Fund

Janus Overseas Fund

Janus Short-Term Bond Fund

Janus Venture Fund

INTECH International Managed Volatility Fund

Perkins Global Value Fund

Perkins Mid Cap Value Fund

Perkins Value Plus Income Fund

Please detach at perforation before mailing.

When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “For” the Proposal set forth below.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To elect eight Trustees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Alan A. Brown	02. William D. Cvengros	03. Raudline Etienne	☐	☐	☐
	04. William F. McCalpin	05. Gary A. Poliner	06. James T. Rothe
	07. William D. Stewart	08. Linda S. Wolf

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY

JAN_27756_042116